Dear Shareholder,

The stock and bond market advance continued through the first half of 1998. However, economic concerns increased throughout the period as the interest rate decline that has been fueling the bond market advance appeared to bottom out in mid-June, and the already selective stock market advance narrowed even further. As a result, although most investors did quite well during the period, very few investors fared as well as the broadly quoted indexes would indicate, and their level of discomfort with the markets reached new highs right along with the market indexes.

A plateauing bond market usually reflects "fears" of accelerating economic growth. But, the stock market has been more focused on the Asian economic problems and other possible dampening influences on our economy. As a result, stock investment dollars have been directed primarily to the companies which seem to be best able to contend with these challenges -- the largest, most well-established technology and consumer products companies serving world-wide markets. This has led to extreme performance and valuation imbalances between the few very large, growth-oriented companies that have been leading the stock market's advance and the vast "second tier" of the stock market. These very sound and well-run companies' stocks have participated to a much lesser extent in the market advance even though their earnings growth has held up as well as, or even better than, that of the stock market leaders.

This extreme divergence of performance can be seen in the various stock market indexes cited elsewhere in this report, but is also evident within the popular Standard & Poor's 500 stock index. This index represents a cross section of the nation's larger publicly held companies, and purports to portray the "average" stock performance of all of these 500 stocks. But, each stock is weighted according to the total market value of its outstanding shares. So, big companies dominate the index (the largest, General Electric, is 478 times larger than the smallest, Armco!). During the second quarter of 1998, the index was up 17.7 %, but the average stock (equally weighting all 500 stocks) was up "only" 11.1%.

Does this stock  performance  difference  between the largest  companies and the rest of the market represent differences in company earnings performance? Not lately. Earnings gains have slowed throughout our economy since late-1997, and most of the large companies propelling the S&P 500 index to new highs have done no better than many others in maintaining their earnings growth. So, their stocks' relative valuation levels have expanded. Four of the top five contributors to the S&P 500's recent gains (Microsoft, Lucent Technologies, Cisco Systems and Coca Cola) now sell at well over 50 times their currently estimated 1998 earnings per share (the fifth, Wal-Mart, is at the index's median multiple of 33 times earnings). And, these four "high priced" stocks, all by themselves, accounted for over 50% of the index's second quarter gains.

In this environment of continued overall favorable economic performance and low, stable interest rates, but with clouds on the horizon and a major component of the stock market valued at significantly higher prices than the average stock, we see both risk and opportunity. The chances of a stock market shock are increased, and extreme volatility should be expected. But, much of the market remains reasonably valued and should provide good long term returns for patient, prudent investors.

The following pages present a more detailed look at each of the Ultra Series Fund's performance, how it was achieved and how the portfolios are positioned for the future. No one can ever know exactly what the future holds, but understanding the investment approach we pursue on your behalf and developing reasonable expectations for the various forms of investments is the cornerstone of successful investing.

We at CIMCO and throughout the CUNA Mutual Group are honored to be your partners in your pursuit of investment success and ultimate financial security.

Sincerely,

/s/Lawrence R. Halverson
Lawrence R. Halverson, CFA
Vice President
Ultra Series Fund

              CAPITAL APPRECIATION STOCK FUND OF ULTRA SERIES FUND
               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT


At this place, the shareholder report shows a graphic representation of how the Capital Appreciation Stock Fund compared to several indexes. $10,000 invested on the inception date of January 3, 1994 would have the following value as of June 30, 1998.

         Capital Appreciation Stock Fund1         $25,030
         S&P 500 Stock Index                      $26,882
         Lipper Average2                          $21,462
         Consumer Price Index                     $11,146

The scale on this chart is different from the scale on the other charts in this report because the fund's inception date is January 3, 1994.

-------------------------------------------------------------------------
                      Average Annual Total Return
-------------------------------------------------------------------------
---------------------------------- ---------- ---------- ----------------
                                     Since      Since    Since Inception
                                   12-31-97   12-31-92       of Fund
---------------------------------- ---------- ---------- ----------------
---------------------------------- ---------- ---------- ----------------
Capital Appreciation Stock Fund3    13.75%       N/A         22.64%
S&P 500 Stock Index                 17.70%       N/A         24.58%
Lipper Average2                     15.63%       N/A         14.90%
Consumer Price Index                 0.68%       N/A          2.44%
---------------------------------- ---------- ---------- ----------------

TEN LARGEST HOLDINGS (% of Portfolio)
MediaOne Group Inc............ 4.3%    Dayton Hudson Corporation...... 2.7%
EMC Corp...................... 3.9%    Safeway, Inc................... 2.4%
Owens Illinois, Inc........... 3.7%    Interim Services, Inc.......... 2.6%
Airtouch Communications, Inc.. 3.6%    Mutual Risk Management Ltd..... 2.5%
Travelers Group, Inc.......... 3.0%    Wang Laboratories, Inc......... 2.4%

At this place, the shareholder report contains a pie chart showing a portfolio mix of 3.9% in foreign stocks, 3.0% in short-term investments and 93.1% in common stock.

1 Capital Appreciation Stock Fund returns on the graph are from inception, January 3, 1994.

2 Lipper Performance Summary Average for Capital Appreciation Stock Funds represents the average annual total return of all the underlying Capital Appreciation Stock Funds in Lipper Analytical Services Variable Insurance Products Performance Analysis Service.

3 Fund returns are calculated after mutual fund level expenses have been subtracted, as described in the prospectus. Market indexes are not actual investment alternatives; the returns shown reflect just the income from and changes in value of the securities in the index and do not reflect any deduction for the transaction costs, bid/asked spreads, management fees or operating expenses that would be incurred in an actual indexed or managed fund.

Figures for more than one year reflect a steady compounded rate. Actual returns fluctuated year by year. Because principal value and investment return fluctuate, there may be a gain or loss on withdrawal. Past performance is not predictive of future results. This material must be preceded or accompanied by a current prospectus. Current prospectuses are mailed to existing policyholders.

             Management's Discussion of First Half 1998 Performance
                         Capital Appreciation Stock Fund

Investment Objective: Seeks a high level of long-term growth of capital by investing in common stocks, including those of smaller companies and companies undergoing significant change.

Management's Discussion: Returns in the U.S. stock market varied widely as the S&P 500 index was driven by the strong performance of a small number of mega-capitalization "growth" stocks. Small- and mid-capitalization stock indexes continued to lag large-capitalization indexes, but still provided attractive returns. The Capital Appreciation Stock Fund's investment approach of staying invested in reasonably valued companies across all capitalization segments of the equity market caused the Fund's return to lag the more widely cited "big cap" market indexes, but matched or exceeded the mid- and small-cap indexes. The Fund also modestly lagged the Lipper average of similar variable insurance products funds due largely to its more conservative, value-oriented management style in the face of the growth-oriented bias of the market during this six month period.

  USF Capital Appreciation Stock Fund                                    13.8%

  Russell 2000 Index (Small capitalization stocks)                        4.9%
  Standard & Poor's Mid Cap 400 Index (Middle capitalization stocks)      8.6%
  Russell 1000 Index (Large capitalization stocks)                       16.2%
  Standard & Poor's 500 Index (Large capitalization stocks)              17.7%

  Lipper Average of Capital Appreciation Funds                           15.6%

First half Fund results benefited from strong performance in the consumer staples sector, one of the Fund's most heavily weighted areas. Consumer staples holdings were approximately twice the sector weight of the S&P Mid-Cap Index and one-and-a-quarter times that of the S&P 500. The Fund's consumer staples holdings appreciated by approximately 19.6% during the first half of the year, led by the strong performance of cable industry holdings MediaOne Group and Cox Communications, as well as supermarket operator Safeway Inc. Drug retailer Rite Aid also outperformed significantly. We are maintaining our overweighted position in this sector, though we have been shifting assets toward stocks such as Tyson Foods and Nabisco Holdings which have been laggards in the sector and appear to offer better value at this time.

The Fund also benefited from strong stock performance in the consumer cyclical, technology and communication services sectors. Negative impacts on fund performance came from the capital goods sector, due to poor performance from Raychem, a maker of copper and fiber accessory products, and from the transportation sector.

The Fund enters the third quarter with overweighted positions relative to the S&P Mid Cap 400 Index in the consumer staples, health care and communication services sectors, and underweighted positions in the utilities and consumer cyclical sectors. Sector weights are a function of our "bottom-up" analysis and reflect the relative attractiveness of individual stocks, not macro-economic assessments of the broad sectors.

Given current market valuation levels, a period of increased market volatility or a short term pull-back is quite possible. Occasional corrections, though unnerving at times, are a normal phase of bull markets and have a relatively small impact on long term investment results. We continue to believe that investors should maintain their long-term investment accumulation programs and not try to time the market.

CIMCO Inc. Common Stock Portfolio Management Team

                GROWTH AND INCOME STOCK FUND OF ULTRA SERIES FUND
               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

At this place, the shreholder report shows a graphic representation of how the Growth and Income Stock Fund compared to several indexes. A $10,000 investment on the inception date of January 3, 1985, would have the following value as of June 30, 1998.

         Growth and Income Stock Fund                     $52,621
         S&P 500 Stock Index                              $61,732
         Lipper Average1                                  $49,550
         Consumer Price Index                             $14,084

-----------------------------------------------------------------------
                     Average Annual Total Return
-----------------------------------------------------------------------
-------------------------------- ------------ ------------ ------------
                                    Since        Since        Since
                                  12-31-97     12-31-92     12-31-87
-------------------------------- ------------ ------------ ------------
-------------------------------- ------------ ------------ ------------
Growth and Income Stock Fund2      12.23%       20.08%       17.13%
S&P 500 Stock Index                17.70%       21.81%       18.93%
Lipper Average1                    12.22%       18.10%       16.46%
Consumer Price Index                0.68%        2.49%        3.32%
-------------------------------- ------------ ------------ ------------

TEN LARGEST HOLDINGS (% of Portfolio)
MediaOne Group Inc. ............ 3.2%    Bank One Corporation ............ 2.4%
American Home Products Corp... . 2.9%    Int'l Business Machines Corp..... 2.4%
Wal-Mart Stores, Inc............ 2.9%    Crown Cork & Seal CO., Inc......  2.3%
EMC Corp. ...................... 2.8%    Travelers Group, Inc. ........... 2.3%
Bristol-Myers Squibb Co. ....... 2.6%    Allstate Corporation............. 2.3%

At this place, the shareholder report contains a pie chart showing a portfolio mix of 2.9% in foreign stocks, 3.4% in short-term investments and 93.7% in common stock.

1 The Lipper Performance Summary Average for Growth and Income Stock Funds represents the average annual total return of all the underlying Growth and Income Stock Funds in Lipper Analytical Services Variable Insurance Products Performance Analysis Service.

2 Fund returns are calculated after mutual fund level expenses have been subtracted, as described in the prospectus. Market indexes are not actual investment alternatives; the returns shown reflect just the income from and changes in value of the securities in the index and do not reflect any deduction for the transaction costs, bid/asked spreads, management fees or operating expenses that would be incurred in an actual indexed or managed fund.

Figures for more than one year reflect a steady compounded rate. Actual returns fluctuated year by year. Because principal value and investment return fluctuate, there may be a gain or loss on withdrawal. Past performance is not predictive of future results. This material must be preceded or accompanied by a current prospectus. Current prospectuses are mailed to existing policyholders.

             Management's Discussion of First Half 1998 Performance
                          Growth and Income Stock Fund

Investment Objective: Seeks long-term growth of capital, with income as a secondary consideration, by investing primarily in common stocks of companies with financial and market strengths and long-term records of performance.

Management's Discussion: The bull market marched on through the first six months of 1998, pushing stock indexes to record levels. However, the gains are becoming concentrated in fewer and fewer stocks. For instance, the 14 largest performance contributors among the 500 stocks in the Standard & Poor's 500 index accounted for 100% of the index's 17.7% gain; the other 486 stocks merely "broke even" on average for the period! Smaller company stock indexes provided much more modest returns, but were at least in line with U. S. common stocks' historical averages. The Growth and Income Fund returned 12.2% during this six month period, exceeding all but the large company stock indexes and right in line with the Lipper average of similar variable insurance products underlying mutual funds.

   USF Growth and Income Stock Fund                                    12.2%

   Russell 2000 Index (Small capitalization stocks)                     4.9%
   Standard & Poor's 400 Index (Middle capitalization stocks)           8.6%
   Russell 1000 Index (Large capitalization stocks)                    16.2%
   Standard & Poor's 500 Index (Large capitalization stocks)           17.7%

   Lipper Average of Growth and Income Funds                           12.2%

Market performance during the period was driven by outperformance in the consumer cyclical, healthcare and technology sectors. In the Growth & Income portfolio, the healthcare and technology sectors did well relative to the overall index, however they trailed their respective industry groups in the index. The basic materials and consumer staples sectors had a negative impact on fund performance. Noteworthy contributors to our good returns during the period included Echlin, Wal-Mart, Sears, MediaOne Group, Morgan Stanley-Dean Witter, EMC, American Home Products, and Airtouch Communications.

The Fund enters the third quarter with modestly overweighted positions in the technology, healthcare, and consumer cyclicals sectors, and underweighted positions in the capital goods and finance sectors. Sector weights are a function of our "bottom-up" analysis and reflect the relative attractiveness of individual stocks, not macro-economic assessments of the broad sectors.

The strength of the bull market in the face of the Asian fallout has surprised most investors. While there are solid fundamentals that are favorable for the long-term investor, it is important to recognize what is driving these returns. As stated above, the returns have been concentrated in a small number of industry-leading stocks that carry high P/E ratios (high prices of the stocks relative to their earnings per share). This increasing "narrowness" of the market returns is further widening the valuation gap between the large company stocks and the rest of the market.

With the market at these high valuation levels, the likelihood of increased market volatility or a short term correction is also high. However, the solid foundation of strong economic fundamentals remains intact, and should continue to offer support to long term investors who maintain their investment accumulation discipline and do not try to time the market. It is important to remember that occasional corrections are a normal phase of bull markets, and while unnerving in the short term, have a relatively small impact on long term investment results.

CIMCO Inc. Common Stock Portfolio Management Team

                       BALANCED FUND OF ULTRA SERIES FUND
               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

At this place, the shareholder report shows a graphic representation of how the Balanced Fund compared to several indexes. A $10,000 investment on the inception date of January 3, 1985 would have the following value as of June 30, 1998.

         Balanced Fund                        $32,206
         Synthetic Index1                     $35,121
         Lipper Average2                      $34,357
         Consumer Price Index                 $14,084

------------------------------------------------------------------------
                      Average Annual Total Return
------------------------------------------------------------------------
------------------------------- ------------ ------------- -------------
                                   Since        Since         Since
                                 12-31-97      12-31-92      12-31-87
------------------------------- ------------ ------------- -------------
------------------------------- ------------ ------------- -------------
Balanced Fund3                     7.59%        12.09%        11.78%
Synthetic Index                    9.62%        13.14%        12.71%
Lipper Average2                    9.61%        13.26%        12.47%
Consumer Price Index               0.68%         2.49%         3.32%
------------------------------- ------------ ------------- -------------

At this place, the shareholder report contains a pie chart showing a portfolio mix of 5.6% in short-term investments, 11.7% in government & agency bonds, 30.7% in corporate bonds, 49.5% in common stocks, 1.7% in foreign bonds, and 0.8% in foreign common stocks.

1 The Synthetic Index represents the average annual total returns of a portfolio which was annually readjusted to 45% Standard and Poor's 500, 40% Lehman Intermediate Government/Corporate Index, and 15% 90-Day Treasury Bills.

2 The Lipper Performance Summary Average for Balanced Funds represents the average annual total return of all the underlying Balanced Funds in Lipper Analytical Services Variable Insurance Products Performance Analysis Service.

3 Fund returns are calculated after mutual fund level expenses have been subtracted, as described in the prospectus. Market indexes are not actual investment alternatives; the returns shown reflect just the income from and changes in value of the securities in the index and do not reflect any deduction for the transaction costs, bid/asked spreads, management fees or operating expenses that would be incurred in an actual indexed or managed fund.

Figures for more than one year reflect a steady compounded rate. Actual returns fluctuated year by year. Because principal value and investment return fluctuate, there may be a gain or loss on withdrawal. Past performance is not predictive of future results. This material must be preceded or accompanied by a current prospectus. Current prospectuses are mailed to existing policyholders.

             Management's Discussion of First Half 1998 Performance
                                  Balanced Fund

Investment Objective: Seeks a high total return through the combination of income and capital growth by investing in common stocks of the type owned in the Growth and Income and Capital Appreciation Stock Funds, bonds of the type owned in the Bond Fund and money market instruments of the type owned in the Money Market Fund.

Management's Discussion: With most U. S. stock indexes providing returns ranging from the low to the high teens, and bond returns generally ranging from 3% to 6%, the first half of 1998 provided a very favorable environment for investors in diversified portfolios like the Ultra Series Balanced Fund. The Fund's generally conservative composition dampened returns somewhat relative to common market indexes and the Lipper average of similar funds, but still provided above average returns for this six month period relative to the long term historical investment market averages:

   USF Balanced Fund                                                  7.6%

   Synthetic Index*                                                   9.6%

   Lipper Average of Balanced Funds                                   9.6%

     * 45% Standard & Poor's 500, 40% Lehman Intermediate Government/Corporate Index and 15% 90-day U. S. Treasury bills.

The key operating factors causing a difference between the Balanced Fund's return and that of the synthetic index were Fund expenses, which averaged approximately .34% of Fund assets in this six month period, and transaction costs. Market indexes are not actual investment funds and do not bear either expenses or transaction costs.

In addition, although the markets represented in the synthetic index (described in the footnote above) better represent the types of securities owned in the Balanced Fund than any other single stock and bond indexes, the Balanced Fund generally invests in some stocks of smaller capitalization companies than those represented in the Standard & Poor's 500, and it invests a smaller proportion of its assets in U. S. Treasury bonds than represented in the Lehman Intermediate Government/Corporate Index. These differences typically provide higher returns to the Fund, but that has not been the case in the last several months' "large cap" stock market and "flight to quality" bond market environment.

Management's  discussions  of the Bond,  Growth  and  Income  Stock and  Capital
Appreciation Stock Funds elsewhere in this report provide descriptions of the various portfolio management activities which were employed for these funds as well as in the Balanced Fund, explaining the major sources of positive and negative variances in Fund performance relative to the indexes.

The difference between the performance of the Balanced Fund in the first half of 1998 and that of the average balanced fund in the Lipper universe was primarily attributable to the long-standing difference in the mix of stocks, bonds and money market investments. The average balanced fund has a greater proportion of its assets invested in stocks and less in bonds and money markets than does the Ultra Series Balanced Fund. This reflects the more aggressive management style of the average fund relative to the more conservative structure of the Ultra Series Balanced Fund. This difference has resulted in somewhat lower total returns in recent periods for the Balanced Fund, but it has also very favorably impacted the Balanced Fund's stability of returns, a common measure of investment risk.

Diversified investing always makes good sense, and it makes especially good sense in periods of heightened risk due to higher market valuation levels or increased economic uncertainty. Today's economic outlook is about as favorable as it can be, but this is reflected in today's valuation levels. So, investors' risks are high, at least in the near-term. We continue to be strong believers in the long-term attractiveness of the U. S. securities markets, and believe that the diversified approach pursued by the Ultra Series Balanced Fund will continue to serve investors very well.

CIMCO Inc. Balanced Portfolio Management Team

                         BOND FUND OF ULTRA SERIES FUND
               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

At this place, the shareholder report shows a graphic representation of how the Bond Fund compared to several indexes. A $10,000 investment on the inception date of January 3, 1985 would have the following value as of June 30, 1998.

  Bond Fund                                                             $22,219
  Lehman Brothers Intermediate Government/Corporate Bond Index          $23,046
  Lipper Average1                                                       $19,849
  Consumer Price Index                                                  $14,084


--------------------------------------------------------------------------
                       Average Annual Total Return
--------------------------------------------------------------------------
-------------------------------- ------------- ------------- -------------
                                    Since         Since         Since
                                   12-31-97      12-31-92      12-31-87
-------------------------------- ------------- ------------- -------------
-------------------------------- ------------- ------------- -------------
Bond Fund2                          3.36%         6.35%         7.90%
Lehman Brothers Intermediate
   Govt./Corporate Bond Index       3.46%         6.70%         8.28%
Lipper Average1                     3.79%         5.49%         6.75%
Consumer Price Index                0.68%         2.49%         3.32%
-------------------------------- ------------- ------------- -------------

At this place, the shareholder report contains a pie chart showing a portfolio mix of 1.5% in short-term investments, 14.2% in government & agency bonds, 3.0% in non-corporate bonds, 4.2% in foreign bonds, and 77.1% in corporate bonds.

1 The Lipper Performance Summary average for Short/Intermediate Investment Grade Funds represents the average annual total return of all the underlying Short/Intermediate Investment Grade Funds in Lipper Analytical Services Variable Insurance Products Performance Analysis Service.

2 Fund returns are calculated after mutual fund level expenses have been subtracted, as described in the prospectus. Market indexes are not actual investment alternatives; the returns shown reflect just the income from and changes in value of the securities in the index and do not reflect any deduction for the transaction costs, bid/asked spreads, management fees or operating expenses that would be incurred in an actual indexed or managed fund.

Figures for more than one year reflect a steady compounded rate. Actual returns fluctuated year by year. Because principal value and investment return fluctuate, there may be a gain or loss on withdrawal. Past performance is not predictive of future results. This material must be preceded or accompanied by a current prospectus. Current prospectuses are mailed to existing policyholders.

             Management's Discussion of First Half 1998 Performance
                                    Bond Fund

Investment Objective: Seeks a high level of current income, consistent with the prudent limitation of investment risk, through investment in a diversified portfolio of fixed income securities with maturities of up to 30 years. The Fund emphasizes intermediate-term maturities.

Management's Discussion: The bond market has traded in a relatively narrow range since the beginning of the year. It rallied modestly early in the year only to give back most of the gains by the end of April, rallied again to mid-June, then trended a little lower to the end of the month. Intermediate-term Treasury bond yields ranged between 5.3% and 5.7%, ending the period at about 5.4%, down from 5.6% where they began the year. As a result, bond investors "earned the coupon" plus a small price gain for the period. The yield curve, which relates yields on bonds with their years to maturity, remained quite flat -- the yield difference between two-year and ten-year bonds was only 0.1%.

The Bond Fund provided a return in line with the historical norms for investment grade, intermediate term bonds during this six month period. This compared well with the representative Lehman Brothers bond indexes, and was comparable to the return reported by Lipper Analytical Services for its index of similar variable insurance products underlying mutual funds.

   USF Bond Fund                                                     3.6%

   Lehman Brothers Intermediate Government/Corporate Index           3.5%
   Lehman Brothers Aggregate Index                                   3.9%
   Lehman Brothers Government/Corporate Index                        4.2%

    Lipper Average of Intermediate Investment Grade Bond Funds       3.8%

The Bond Fund's return was in line with the intermediate term index even after fund expenses of about .3% due to the favorable impact of the Fund's greater-than-index exposure to corporate bonds versus government bonds. Corporates generally outperformed governments through to first half of the year as interest rate spreads tightened in response to the continued favorable economic environment. The slight difference between the Fund's return and that of the Lipper average of similar funds was due to the average fund's somewhat longer maturity and lower quality than our fund. The Bond Fund's more conservative approach adds stability and safety, but can limit returns in favorable interest rate environments.

The Fund's  holdings are well  diversified  across  sectors.  Corporate  issues, comprising over 75% of net assets in total, are about 30% industrials, 30% financials and 15% utilities. The foreign category -- a small amount of corporates and a few government securities, totaling about 7% of net assets -- provides diversification and higher potential returns than domestic securities of comparable credit quality. Mortgage-related securities are currently 6% of the Fund's net assets. Very safe and highly liquid U. S. government securities and deposits constitute the remainder of net assets. The portfolio of bonds currently has a 7.5 year average maturity, an effective duration of 4.2 and provides a 6.4% yield to maturity before expenses.

The Ultra Series Bond Fund's investments will remain focused in issues having intermediate-term maturities, usually resulting in a portfolio duration of from three to five years. We have been reducing by consolidation the number of issues in the portfolio, aiming for about 50 primary holdings to provide the benefits of diversification yet not dilute either the fund's performance or the management team's effectiveness in monitoring and managing the portfolio. The team employs a disciplined, contrarian-oriented investment selection process designed to identify attractive pricing in the bond markets. Securities selection is the core of our management efforts; neither large market timing moves based on interest rate predictions nor heavy reliance on high yielding but volatile "junk" bonds are employed. We believe the Bond Fund's conservative investment approach will make it an important source of predictable income and price stability for many shareholders' diversified investment portfolios.

CIMCO Inc. Bond Portfolio Management Team

                     TREASURY 2000 FUND OF ULTRA SERIES FUND
               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

At this place, the shareholder report shows a graphic representation of how the Treasury 2000 Fund compared to several indexes. A $10,000 investment on the inception date of July 28, 1988 would have the following value as of June 30, 1998.

         Treasury 2000 Fund1                                           $26,330
         Lipper Average2                                               $27,458
         Lehman Brothers Intermediate Treasury Bond Index              $22,513
         Consumer Price Index                                          $14,084

--------------------------------------------------------------------------
                       Average Annual Total Return
--------------------------------------------------------------------------
---------------------------------- ---------- ----------- ----------------
                                     Since      Since          Since
                                   12-31-97    12-31-92    Inception of
                                                               Fund
---------------------------------- ---------- ----------- ----------------
---------------------------------- ---------- ----------- ----------------
Treasury 2000 Fund3                  3.20%      7.13%          10.17%
Lehman Brothers Intermediate
Treasury Bond Index                  3.47%      6.41%           8.04%
Lipper Average2                      4.08%      8.61%          10.10%
Consumer Price Index                 0.68%      2.49%           3.32%
---------------------------------- ---------- ----------- ----------------

1    Treasury 2000 Fund returns on the graph are from inception, July 28, 1988.

2 The Lipper Performance Summary Average for Target Maturity Funds represents the average annual total return of all the underlying Target Maturity Funds in Lipper Analytical Services Variable Insurance Products Performance
     Analysis Service. The Lipper Performance Summary Average for Target Maturity Funds covers the period from January 1, 1988 to December 31, 1997. This is not exactly the same time frame as the Treasury 2000 Fund which began on July 29, 1988.

3 Fund returns are calculated after mutual fund level expenses have been subtracted, as described in the prospectus. Market indexes are not actual investment alternatives; the returns shown reflect just the income from and changes in value of the securities in the index and do not reflect any deduction for the transaction costs, bid/asked spreads, management fees or operating expenses that would be incurred in an actual indexed or managed fund.

Figures for more than one year reflect a steady compounded rate. Actual returns fluctuated year by year. Because principal value and investment return fluctuate, there may be a gain or loss on withdrawal. Past performance is not predictive of future results. This material must be preceded or accompanied by a current prospectus. Current prospectuses are mailed to existing policyholders.

             Management's Discussion of First Half 1998 Performance
                               Treasury 2000 Fund

Investment Objective: Seeks safety of capital and a relatively predictable payout upon Portfolio Maturity, primarily by investing in Stripped Treasury Securities.

Management's Discussion: The first half of 1998 saw interest rates fluctuating in a relatively narrow range, declining slightly overall. The Treasury 2000 Fund's investment approach of staying invested exclusively in U. S. Treasury Strips or similar zero coupon securities with a maturity date of November 15, 2000, allowed the Fund to advance along with the bond market and similar funds as interest rates eased.

   USF Treasury 2000 Fund                                               3.2%

   Lehman Intermediate Treasury Bond Index                              3.5%
   Lipper Average of Target Maturity Funds                              4.1%

The key operating factors causing a difference between the Fund's return and that of the index were Fund expenses, which amounted to .23% of Fund assets in this period, and transaction costs. Market indexes are not actual investment funds and do not bear either expenses or transaction costs.

The performance of the Treasury 2000 Fund in the first half of 1998, relative to the index, was negatively impacted by the Fund's somewhat shorter duration (2.8 versus 3.3 for the index) during a time of modestly declining interest rates. Similarly, the average target maturity fund in the Lipper universe has a longer duration than the Fund, producing the slightly higher return for this "peer group average" in this period.

Between now and the November 15, 2000, maturity and distribution date, the Fund's returns will reflect changes in market interest rate levels, but will be primarily impacted by the appreciation of the Fund's investment securities to their face value at maturity. A Fund share purchased on June 30, 1998, and held to the November 15, 2000, maturity date would provide a yield to maturity of 5.7%.

As is always the case with target maturity funds like Treasury 2000, the risk/return nature of the fund changes quite dramatically as the maturity date of the fund approaches. It will perform more and more like a short term bond fund or money market fund. Its month-to-month variability of returns will decrease, as will its overall level of returns (barring an extreme change in interest rate levels). Investors who selected this fund for its high returns relative to the certainty of its value at maturity may be better served over the next couple of years by either the Money Market Fund (for investors seeking high stability of "principal" and "savings-type" returns, or the Bond Fund (for investors willing to accept moderate variability in principal values in the pursuit of higher yields). We encourage you to discuss these alternatives with your representative or call the CUNA Mutual Life Insurance Company offices at 1-800-798-5500.

CIMCO Inc. Bond Management Team


                                                         ULTRA SERIES FUND
                                                Statement of Assets and Liabilities
                                                           June 30, 1998
                                                            (Unaudited)

                                            Capital      Growth and                                       Money        Treasury
                                         Appreciation   Income Stock     Balanced          Bond          Market          2000
Assets:                                   Stock Fund        Fund           Fund            Fund           Fund           Fund
                                          ----------        ----           ----            ----           ----           ----
Investments in securities, at value,
   (note 2) - see accompanying schedule
   (cost $446,012,486)                $562,946,734   $         --    $         --   $         --    $        --     $        --
   (cost $550,515,939)                          --    742,220,248              --             --             --              --
   (cost $324,472,824)                          --             --     385,633,295             --             --              --
   (cost $200,215,863)                          --             --              --    201,810,654             --              --
   (cost $42,715,028)                           --             --              --             --     42,715,028              --
   (cost $1,558,973)                            --             --              --             --             --       1,759,666
  Receivable for securities sold           708,343        706,681         206,228          1,382             --              --
  Accrued interest receivable                   --             --       2,495,277      3,394,156             --              --
  Accrued dividends receivable             500,987      1,059,637         230,516             --             --              --
                                       -----------    -----------     -----------     ----------     ----------      ----------
    Total assets                       564,156,064    743,986,566     388,565,315    205,206,192     42,715,028       1,759,666
                                       -----------    -----------     -----------     ----------     ----------      ----------

Liabilities:
  Payable for securities purchased              --             --              --             --             --              --
  Dividends payable                             --             --              --             --          5,824              --
  Accrued expenses                         360,463        363,081         219,589         92,482         16,000           4,556
                                       -----------    -----------     -----------    -----------     ----------      ----------
    Total liabilities                      360,463        363,081         219,589         92,482         21,824           4,556
                                       -----------    -----------     -----------    -----------     ----------      ----------
Net assets applicable to
 outstanding capital stock            $563,795,601   $743,623,485    $388,345,726   $205,113,710    $42,693,204      $1,755,110
                                       ===========    ===========     ===========    ===========     ==========      ==========
Represented by:
  Capital stock, par value $.01           $263,203       $244,226        $213,700       $191,061       $426,932          $1,841
  Additional paid-in capital           445,389,683    547,421,202     325,187,831    200,953,049     42,266,272       1,522,576
  Undistributed net investment
   income                                  329,115      2,008,872       3,103,189      3,057,115             --              --
  Undistributed net realized
   gain (loss)on investments               879,351      2,244,876     (1,319,466)      (682,307)            --              --
  Unrealized appreciation
   (depreciation)on investments        116,934,249    191,704,309      61,160,471      1,594,792             --         200,693
                                       -----------    -----------     -----------    -----------     ----------      ----------

Total net assets - representing net
 assets applicable to outstanding
 capital stock                        $563,795,601   $743,623,485    $388,345,726   $205,113,710    $42,693,204      $1,755,110
                                       ===========    ===========     ===========    ===========     ==========      ==========
Number of Class Z Shares issued and
outstanding (note 5)                    26,320,320     24,422,578      21,370,036     19,106,131     42,693,204         184,138
                                       ===========    ===========     ===========    ===========     ==========      ==========
Net asset value per share of
 outstanding capital stock (note 2)         $21.42         $30.45          $18.17         $10.74          $1.00           $9.53
                                       ===========    ===========     ===========    ===========     ==========      ==========

See accompanying notes to financial statements.


                                        CAPITAL APPRECIATION STOCK FUND OF ULTRA SERIES FUND
                                                     Investments in Securities
                                                           June 30, 1998
                                                            (Unaudited)

CAPITAL APPRECIATION STOCK                   % Net        Quality      Annualized        Maturity            Par
FUND INVESTMENTS:                           Assets        Rating*         Yield            Date            Amount            Value
                                            ------        -------         -----            ----            ------            -----
Short-Term Investments:
Commercial Paper/Savings:                    3.0%
  American General Finance                                A-1/P-1         5.65%     July 28, 1998      $2,000,000       $1,991,675
  Anheuser Busch Companies                               A-1+/P-1         6.08%     July 01, 1998       3,925,000        3,925,000
  Consolidated Natural Gas                               A-1+/P-1         5.67%     July 24, 1998       2,038,000        2,030,748
  John Deere Capital Corp.                                A-1/P-1         5.63%     July 14, 1998       2,000,000        1,996,006
  Merrill Lynch & Co., Inc.                              A-1+/P-1         5.66%     July 22, 1998       7,000,000        6,991,943
  State Street Bank & Trust                                               5.00%                               746              746
                                                                                                                        ----------
     TOTAL SHORT-TERM INVESTMENTS,
     AT COST                                                                                                           $16,936,118
                                                                                                                        ----------

                                             % Net
Long-Term Investments:                      Assets                                                         Shares            Value
Common Stocks:                               96.9%

Foreign Issues:                              3.9%
  Elan Corp PLC - ADR***                                                                                  118,100       $7,595,306
  Glaxo Wellcome PLC - ADR                                                                                 89,300        5,341,256
  Telefonos de Mexico SP ADR - Cl L                                                                       191,000        9,179,938
                                                                                                                         ---------
Foreign Issues total                                                                                                    22,116,500
                                                                                                                         ---------

Domestic Issues:

Building Materials:                          1.3%
  Raychem Corporation                                                                                     240,500        7,109,780
                                                                                                                         ---------

Forest Products/Paper:                       1.7%
  Georgia-Pacific                                                                                          79,400        4,679,638
  Willamette Industries Inc.                                                                              155,900        4,988,800
                                                                                                                         ---------
     Forest Products/Paper total                                                                                         9,668,438
                                                                                                                         ---------

Insurance:                                   8.4%
  The Allstate Corporation                                                                                 96,882        8,870,758
  Everest Reinsurance Holdings, Inc                                                                       189,650        7,289,672
  Mutual Risk Management Ltd.                                                                             386,464       14,081,782
  Travelers Group, Inc.                                                                                   278,999       16,914,314
                                                                                                                         ---------
     Insurance total                                                                                                    47,156,526
                                                                                                                         ---------

Banks:                                       2.2%
  Banc One Corporation                                                                                    120,320        6,715,360
  Bankers Trust Corporation                                                                                49,600        5,756,700
                                                                                                                         ---------
     Banks total                                                                                                        12,472,060
                                                                                                                         ---------

Investment Banking/Brokerage:                3.2%
  A. G. Edwards, Inc.                                                                                     214,300        9,147,931
  Morgan Stanley Dean Witter and Co                                                                        98,600        9,009,575
                                                                                                                         ---------
     Investment Banking/
     Brokerage total                                                                                                    18,157,506
                                                                                                                         ---------

Drugs/Health Care:                           8.6%
  Aetna Inc.                                                                                              162,400       12,362,700
  ALZA Corporation                                                                                        153,900        6,656,175
  Biogen, Inc.***                                                                                          72,200        3,537,800
  Bristol-Myers Squibb Company                                                                             60,300        6,930,731
  Centocor, Inc.***                                                                                       131,700        4,774,125
  Crescendo Pharmaceuticals
    Corporation***                                                                                          6,260           79,424
  Pharmacia & Upjohn, Inc.                                                                                167,500        7,725,938
  United HealthCare Corporation                                                                            99,400        6,311,900
                                                                                                                         ---------
     Drugs/Health Care total                                                                                            48,378,793
                                                                                                                         ---------

Hospital Management/Supplies:                0.6%
  Columbia/HCA Healthcare
    Corporation                                                                                           123,700        3,602,763
                                                                                                                         ---------

                                        CAPITAL APPRECIATION STOCK FUND OF ULTRA SERIES FUND
                                               Investments in Securities (Continued)
                                                           June 30, 1998
                                                            (Unaudited)

CAPITAL APPRECIATION STOCK                   % Net
FUND INVESTMENTS, CONTINUED:                Assets                                                         Shares            Value
Retail - Discount:                           3.0%
 Consolidated Stores Corporation***                                                                       146,300    $  5,303,375
 The TJX Companies, Inc.                                                                                  288,200       6,952,825
 Wal-Mart Stores, Inc.                                                                                     78,700       4,781,025
                                                                                                                        ---------
     Retail-Discount total                                                                                             17,037,225
                                                                                                                        ---------

Retail - Department:                         4.0%
  Dayton Hudson Corporation                                                                               308,600      14,967,100
  Tiffany & Co.                                                                                           155,200       7,449,600
                                                                                                                        ---------
     Retail - Department total                                                                                         22,416,700
                                                                                                                        ---------

Retail - Drug:                               1.9%
  Rite Aid Corporation                                                                                    291,600      10,953,225
                                                                                                                        ---------

Retail-Grocery:                              2.7%
  Safeway Inc.***                                                                                         367,600      14,956,725
                                                                                                                        ---------

Media:                                       8.2%
  Cox Communications, Inc.***                                                                             240,100      11,629,844
  MediaOne Group Inc.***                                                                                  546,500      24,011,844
  PRIMEDIA Inc.***                                                                                        770,600      10,451,262
                                                                                                                        ---------
     Media total                                                                                                       46,092,950
                                                                                                                        ---------

Foods - Products & Service:                  4.3%
  General Mills, Inc.                                                                                      70,050       4,789,669
  Nabisco Holdings Corp. - Class A                                                                        204,500       7,374,781
  Sara Lee Corporation                                                                                     74,400       4,161,750
  Tyson Foods, Inc. - Class A                                                                             366,100       7,939,794
                                                                                                                        ---------
     Foods-Products & Service total                                                                                    24,265,994
                                                                                                                        ---------

Apparel/Textile:                             0.9%
  Nine West Group Inc.***                                                                                 188,400       5,051,475
                                                                                                                        ---------

Office Equipment/Computers:                  10.9%
  3Com Corporation***                                                                                     183,900       5,643,432
  EMC Corporation***                                                                                      492,300      22,061,194
  Gateway 2000, Inc.***                                                                                   185,200       9,375,750
  International Business Machines
    Corporation                                                                                            64,250       7,376,703
  Seagate Technology, Inc.***                                                                             151,700       3,612,356
  Wang Laboratories, Inc.***                                                                              526,250      13,386,484
                                                                                                                        ---------
   Office Equipment/Computers total                                                                                    61,455,919
                                                                                                                        ---------

Electronics-Semiconductors:                  3.1%
  Dallas Semiconductor Corporation                                                                        200,700       6,221,700
  Micron Technology, Inc.***                                                                              104,450       2,591,665
  Texas Instruments Incorporated                                                                          144,300       8,414,494
                                                                                                                        ---------
   Electronics-Semiconductors total                                                                                    17,227,859
                                                                                                                        ---------

Pollution Control:                           1.3%
  Waste Management, Inc.                                                                                  204,600       7,161,000
                                                                                                                        ---------

Oil/Oil Service:                             6.2%
  EVI Weatherford Inc.***                                                                                 110,000       4,083,750
  Kerr-McGee Corporation                                                                                  109,000       6,308,375
  Occidental Petroleum Corporation                                                                        296,550       8,006,850
  Unocal Corporation                                                                                      182,050       6,508,287
  USX-Marathon Group                                                                                      292,600      10,039,838
                                                                                                                        ---------
     Oil/Oil Service total                                                                                             34,947,100
                                                                                                                        ---------

                                        CAPITAL APPRECIATION STOCK FUND OF ULTRA SERIES FUND
                                               Investments in Securities (Continued)
                                                           June 30, 1998
                                                            (Unaudited)

CAPITAL APPRECIATION STOCK                   % Net
FUND INVESTMENTS, CONTINUED:                Assets                                                        Shares            Value
Containers:                                  3.7%
  Owens-Illinois, Inc.***                                                                                 469,400      $21,005,650
                                                                                                                         ---------

Chemicals:                                   2.4%
  The Dow Chemical Company                                                                                 58,000        5,607,875
  Praxair, Inc.                                                                                           171,500        8,028,345
                                                                                                                         ---------
     Chemicals total                                                                                                    13,636,220
                                                                                                                         ---------

Transportation:                              3.0%
  Delta Air Lines, Inc.                                                                                    40,150        5,189,388
  FDX Corporation***                                                                                      106,800        6,701,700
  Midwest Express Holdings, Inc.***                                                                       138,675        5,018,301
                                                                                                                         ---------
     Transportation total                                                                                               16,909,389
                                                                                                                         ---------

Telecommunications:                          3.6%
  AirTouch Communications, Inc.***                                                                        343,550       20,076,202
                                                                                                                         ---------

Utilities-Electric:                          0.8%
  PG& E Corporation                                                                                       150,150        4,739,109
                                                                                                                         ---------

Utilities-Natural Gas:                       2.2%
  Sonat, Inc.                                                                                             136,800        5,283,900
  The Williams Companies, Inc.                                                                            207,300        6,996,375
                                                                                                                         ---------
     Utilities-Natural Gas total                                                                                        12,280,275
                                                                                                                         ---------

Diversified Companies:                       0.9%
 Rockwell International Corporation                                                                       100,525        4,831,483
                                                                                                                         ---------

Miscellaneous:                               4.0%
  Cognizant Corporation                                                                                   121,300        7,641,900
  Interim Services Inc.***                                                                                456,400       14,661,850
                                                                                                                         ---------
     Miscellaneous total                                                                                                22,303,750
                                                                                                                         ---------

     TOTAL COMMON STOCKS,
     (COST: $429,076,368)                                                                                             $546,010,616
                                                                                                                       -----------

     TOTAL INVESTMENTS, CAPITAL APPRECIATION
     STOCK FUND (COST: $446,012,486)                                                                                  $562,946,734
                                                                                                                       ===========

See accompanying notes to investments in securities.
    *Moody's/Standard  & Poors'  quality  ratings  (unaudited).  See the current
Prospectus and Statement of Additional Information for a complete description of these ratings.
  **At June 30, 1998, the cost of securities for federal income tax purposes was
$446,052,720.   The  aggregate  unrealized   appreciation  and  depreciation  of
investments in securities based on this cost were:
        Gross unrealized appreciation.............................................. $133,022,414
        Gross unrealized depreciation..............................................  (16,128,400)
                                                                                     -----------
        Net unrealized appreciation................................................ $116,894,014
                                                                                     ===========
Tax cost and appreciation  differ from the financial statement by $40,234 due to timing of dividend distributions.

***This Security is not income producing.


                                         GROWTH AND INCOME STOCK FUND OF ULTRA SERIES FUND
                                               Investments in Securities (Continued)
                                                           June 30, 1998
                                                            (Unaudited)

GROWTH AND INCOME STOCK                      % Net        Quality      Annualized       Maturity             Par
FUND INVESTMENTS:                           Assets        Rating*         Yield           Date             Amount        Value
                                            ------        -------         -----           ----             ------        -----
Short-Term Investments:
Commercial Paper/Savings:                    3.4%
  American General Finance                                A-1/P-1         5.65%     July 21, 1998      $3,000,000     $2,990,800
  Anheuser Busch Companies                                A-1/P-1         5.55%     July 07, 1998       4,000,000      3,996,326
  Associates Corp NA                                      A-1+/P-1        5.64%      Aug 11, 1998       3,000,000      2,981,072
  John Deere Capital Corp.                                A-1/P-1         5.58%     July 28, 1998       2,000,000      1,991,720
  General Electric Capital Corporation                    A-1+/P-1        5.64%      Aug 04, 1998         300,000      2,984,332
  Merrill Lynch & Co., Inc.                               A-1+/P-1        5.61%     July 01, 1998      10,436,000     10,430,620
  State Street Bank & Trust                                               5.00%                             1,125          1,125
                                                                                                                      ----------
     TOTAL COMMERCIAL PAPER/
     SAVINGS, AT COST                                                                                                $25,375,995
                                                                                                                      ----------

                                             % Net
Long-Term Investments:                      Assets                                                         Shares         Value
Common Stocks:                               94.2%

Foreign Issues:                              2.9%
  Glaxo Wellcome PLC - ADR                                                                               201,350     $12,043,247
  Philips Electronics N.V.                                                                               113,700       9,664,500
                                                                                                                       ---------
     Foreign Issues total                                                                                             21,707,747
                                                                                                                       ---------

Domestic Issues:

Forest Products/Paper:                       2.9%
   Georgia-Pacific                                                                                       152,200       8,970,287
   Kimberly-Clark Corporation                                                                            269,400      12,358,725
                                                                                                                       ---------
    Forest Products/Paper total                                                                                       21,329,012
                                                                                                                       ---------

Insurance:                                   5.7%
  The Allstate Corporation                                                                               183,684      16,818,566
  Everest Reinsurance Holdings, Inc.                                                                     231,050       8,880,984
  Travelers Group, Inc.                                                                                  278,424      16,879,455
                                                                                                                       ---------
    Insurance total                                                                                                   42,579,005
                                                                                                                       ---------

Banks:                                       6.7%
  BankAmerica Corporation                                                                                128,200      11,081,288
  Banc One Corporation                                                                                   322,740      18,012,926
  Bankers Trust Corporation                                                                               86,500      10,039,406
  NationsBank Corporation                                                                                141,500      10,824,750
                                                                                                                       ---------
    Banks total                                                                                                       49,958,370
                                                                                                                       ---------

Investment Banking/Brokerage:                2.7%
  A. G. Edwards, Inc.                                                                                    153,050       6,533,322
  Morgan Stanley Dean Witter and Co.                                                                     146,400      13,377,300
                                                                                                                       ---------
    Investment Banking/Brokerage total                                                                                19,910,622
                                                                                                                       ---------

Drugs/Health Care:                           10.6%
  Aetna Inc.                                                                                             211,000      16,062,375
  American Home Products Corporation                                                                     416,200      21,538,350
  Bristol-Myers Squibb Company                                                                           170,400      19,585,350
  Pharmacia & Upjohn, Inc.                                                                               201,700       9,303,413
  Tenet Healthcare Corporation***                                                                        383,800      11,993,750
                                                                                                                       ---------
     Drugs/Health Care total                                                                                          78,483,238
                                                                                                                       ---------

Retail - Department:                         2.0%
  Sears, Roebuck & Co.                                                                                   246,300      15,039,694
                                                                                                                       ---------

Retail - Discount:                           2.9%
  Wal-Mart Stores, Inc.                                                                                  354,200      21,517,650
                                                                                                                       ---------





                                         GROWTH AND INCOME STOCK FUND OF ULTRA SERIES FUND
                                               Investments in Securities (Continued)
                                                           June 30, 1998
                                                            (Unaudited)

GROWTH AND INCOME STOCK                      % Net
FUND INVESTMENTS, CONTINUED:                Assets                                                       Shares            Value
Retail - Drug:                               1.6%
  CVS Corporation                                                                                        306,706     $11,942,365
                                                                                                                       ---------

Media:                                       4.2%
  Cox Communications, Inc.***                                                                            156,500       7,580,469
  MediaOne Group Inc.***                                                                                 545,200      23,954,725
                                                                                                                       ---------
    Media total                                                                                                       31,535,194
                                                                                                                       ---------

Foods - Products & Service:                  6.1%
  General Mills, Inc.                                                                                    199,100      13,613,463
  Nabisco Holdings Corp. - Class A                                                                       367,700      13,260,181
  Sara Lee Corporation                                                                                   178,000       9,956,875
  Tyson Foods, Inc. - Class A                                                                            382,725       8,300,348
                                                                                                                       ---------
    Foods - Products & Service total                                                                                  45,130,867
                                                                                                                       ---------

Auto-Related:                                1.7%
  Echlin Inc.                                                                                            147,300       7,226,906
  General Motors Corporation                                                                              81,150       5,421,834
                                                                                                                       ---------
    Auto-Related total                                                                                                12,648,740
                                                                                                                       ---------

Office Equipment/Computers:                  8.7%
  Computer Associates
    International, Inc.                                                                                  285,000      15,835,312
  EMC Corporation***                                                                                     469,100      21,021,544
  Hewlett-Packard Company                                                                                175,300      10,496,088
  International Business
    Machines Corporation                                                                                 153,000      17,566,312
                                                                                                                       ---------
    Office Equipment/Computers total                                                                                  64,919,256
                                                                                                                       ---------

Electronics:                                 4.5%
  Harris Corporation                                                                                     250,400      11,189,750
  Motorola, Inc.                                                                                         182,200       9,576,888
  Texas Instruments Incorporated                                                                         219,400      12,793,762
                                                                                                                       ---------
    Electronics total                                                                                                 33,560,400
                                                                                                                       ---------

Aerospace/Defense:                           1.4%
  United Technologies Corporation                                                                        115,300      10,665,250
                                                                                                                       ---------

Pollution Control:                           1.2%
  Waste Management, Inc.                                                                                 243,750       8,531,250
                                                                                                                       ---------

Oil/Oil Service:                             7.8%
  Amoco Corporation                                                                                      185,200       7,708,950
  Exxon Corporation                                                                                      141,200      10,069,325
  Occidental Petroleum Corporation                                                                       248,150       6,700,050
  Schlumberger Limited                                                                                   139,000       9,495,438
  Texaco Inc.                                                                                            121,100       7,228,156
  Unocal Corporation                                                                                     198,750       7,105,313
  USX-Marathon Group                                                                                     291,550      10,003,809
                                                                                                                       ---------
    Oil/Oil Service total                                                                                             58,311,041
                                                                                                                       ---------

Containers:                                  4.2%
  Crown Cork & Seal Company, Inc.                                                                        364,400      17,309,000
  Owens-Illinois, Inc.***                                                                                309,500      13,850,125
                                                                                                                       ---------
     Containers total                                                                                                 31,159,125
                                                                                                                       ---------

Chemicals:                                   3.1%
  The Dexter Corporation                                                                                 246,700       7,848,144
  The Dow Chemical Company                                                                               155,550      15,039,740
                                                                                                                       ---------
    Chemicals total                                                                                                   22,887,884
                                                                                                                       ---------






                                         GROWTH AND INCOME STOCK FUND OF ULTRA SERIES FUND
                                               Investments in Securities (Continued)
                                                           June 30, 1998
                                                            (Unaudited)

GROWTH AND INCOME STOCK                      % Net
FUND INVESTMENTS, CONTINUED:                Assets                                                       Shares            Value
Transportation:                              1.0%
  Delta Air Lines, Inc.                                                                                   55,450      $7,166,913
                                                                                                                       ---------

Railroad Equipment:                          1.9%
  Burlington Northern Santa Fe
   Corporation                                                                                            73,400       7,206,963
  Norfolk Southern Corporation                                                                           227,700       6,788,306
                                                                                                                       ---------
     Railroad Equipment total                                                                                         13,995,269
                                                                                                                       ---------

Telecommunications:                          3.1%
  AirTouch Communications, Inc.***                                                                       207,100      12,102,406
  Sprint Corporation                                                                                     157,600      11,110,800
                                                                                                                       ---------
     Telecommunications  total                                                                                        23,213,206
                                                                                                                       ---------

Utilities-Telephone:                         3.5%
  Ameritech Corporation                                                                                  225,900      10,137,263
  Bell Atlantic Corporation                                                                              135,300       6,173,063
  GTE Corporation                                                                                        179,950      10,009,718
                                                                                                                       ---------
     Utilities-Telephone total                                                                                        26,320,044
                                                                                                                       ---------

Utilities-Electric:                          2.5%
  Duke Energy Corporation                                                                                100,900       5,978,325
  Northern States Power Company                                                                          188,400       5,392,950
  PG&E Corporation                                                                                       232,300       7,331,969
                                                                                                                       ---------
    Utilities-Electric total                                                                                          18,703,244
                                                                                                                       ---------

Utilities-Natural Gas:                       1.5%
  The Williams Companies, Inc.                                                                           325,800      10,995,750
                                                                                                                       ---------

Diversified Companies:                       2.0%
  Rockwell International Corporation                                                                     177,875       8,549,117
  General Signal Corporation                                                                             169,000       6,084,000
                                                                                                                       ---------
    Diversified Companies total                                                                                       14,633,117
                                                                                                                       ---------

     TOTAL COMMON STOCKS
     (COST: $525,139,944)                                                                                           $716,844,253
                                                                                                                     -----------

     TOTAL INVESTMENTS, GROWTH AND
     INCOME STICK FUND (COST: $550,515,939)                                                                         $742,220,248
                                                                                                                     ===========


See accompanying notes to investments in securities.

    *Moody's/Standard & Poors' quality ratings (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.

  **At June 30, 1998, the cost of securities for federal income tax purposes was
$550,515,939.   The  aggregate  unrealized   appreciation  and  depreciation  of
investments in securities based on this cost were:
       Gross unrealized appreciation.............................................. $202,700,643
       Gross unrealized depreciation..............................................  (10,996,334)
                                                                                    -----------
       Net unrealized appreciation................................................ $191,704,309
                                                                                    ===========
***This Security is not income producing.

                                                 BALANCED FUND OF ULTRA SERIES FUND
                                               Investments in Securities (Continued)
                                                           June 30, 1998
                                                            (Unaudited)

                                             % Net        Quality      Annualized       Maturity            Par
BALANCED FUND INVESTMENTS:                  Assets        Rating*         Yield           Date            Amount            Value
                                            ------        -------         -----           ----            ------            -----
Short-Term Investments:
Commercial Paper/Savings:                    5.6%
  Anheuser Busch Companies                                A1/P1           5.61%      July 14, 1998     $3,000,000      $2,994,020
  Coca-Cola Company                                       A1+/P1          5.61%      July 07, 1998      5,000,000       4,995,408
  Consolidated Natural Gas                                A1+/P1          5.66%      July 24, 1998      5,000,000       4,982,239
  Ford Motor Credit Company                               A1/P1           5.63%      July 01, 1998      3,000,000       3,000,000
  Merrill Lynch Capital Markets                           A1+/P1          6.02%      July 01, 1998      5,731,000       5,724,490
  State Street Bank & Trust                                               5.00%                             1,247           1,247
                                                                                                                        ----------
     TOTAL COMMERCIAL PAPER/
     SAVINGS, AT COST                                                                                                  $21,697,404
                                                                                                                        ----------

                                             % Net        Quality        Coupon         Maturity            Par
U.S. Government & Agency Bonds:             Assets        Rating*         Rate            Date            Amount            Value
                                            ------        -------         ----            ----            ------            -----
Government Guaranteed:                       4.9%
  U.S. Treasury Notes                                     AAA             8.500       Feb 15, 2000        $500,000    $    522,813
  U.S. Treasury Notes                                     AAA             7.500       Nov 15, 2001       1,000,000       1,059,376
  U.S. Treasury Notes                                     AAA             5.875       Feb 15, 2004         950,000         968,110
  U.S. Treasury Notes                                     AAA             5.750       Aug 15, 2003         800,000         808,750
  U.S. Treasury Notes                                     AAA             6.500       May 15, 2005       1,100,000       1,161,532
  U.S. Treasury Notes                                     AAA             6.500       Aug 15, 2005         700,000         739,156
  U.S. Treasury Notes                                     AAA             5.875       Nov 15, 2005       7,000,000       7,137,816
  U.S. Treasury Notes                                     AAA             5.750       Apr 30, 2003       4,700,000       4,747,005
  U.S. Treasury Notes                                     AAA             5.625       Feb 15, 2006       2,000,000       2,008,752
                                                                                                                        ----------
     TOTAL GOVERNMENT GUARANTEED
     (COST:$18,910,739)                                                                                                $19,153,310
                                                                                                                        ----------

Quasi-Government/Government Sponsored:       6.8%
  Federal Home Loan Bank
    CPI Floating Rate                                     AAA             5.421       Feb 20, 2007      $5,000,000    $  4,752,850
  Federal Home Loan Mortgage Corp.
    1455 HA                                               AAA             7.900       Jun 15, 2021       3,344,000       3,631,470
  Federal Home Loan Mortgage Corp.
    1378 H                                                AAA            10.000       Jan 15, 2021       2,250,000       2,534,398
  Federal Home Loan Mortgage Corp.
    1978 AD                                               AAA             7.000       Apr 15, 2025       2,045,655       2,068,585
  Federal National Mortgage Assn.
    89-82 G                                               AAA             8.400       Nov 25, 2019       1,600,000       1,667,835
  Federal National Mortgage Assn.
    Strip 282-2****                                       AAA             7.000       Sep 01, 2025       7,072,659       1,796,307
  Federal National Mortgage Assn.
    97-29 PL****                                          AAA             7.500       Aug 18, 2026       8,000,000       2,601,936
  Federal National Mortgage Assn.
    96-M6  G                                              AAA             7.750       Sep 17, 2023       4,000,000       4,225,000
  Federal National Mortgage Assn.
    97-57 PT****                                          AAA             8.000       Mar 18, 2024       8,000,000       1,795,352
  Federal National Mortgage Assn.
    Strip 272-2****                                       AAA             7.500       July 01, 2026      6,322,901       1,149,567
                                                                                                                        ----------
     TOTAL QUASI-GOVERNMENT/GOVERNMENT
     SPONSORED (COST:$28,100,678)                                                                                      $26,223,300
                                                                                                                        ----------

Sovereign Issues:                            1.7%
  Brazil - Global                                         B-1/BB          8.875       Nov 05, 2001      $2,500,000      $2,493,750
  Columbia, Republic                                      BAA-3/BBB-      7.250       Feb 23, 2004       3,000,000       2,804,055
  United Mexican States                                   Ba-2/BB         9.875       Jan 15, 2007       1,300,000       1,362,400
                                                                                                                        ----------
     TOTAL SOVEREIGN ISSUES (COST:$6,914,884)                                                                           $6,660,205
                                                                                                                        ----------

U.S Corporate Bonds:                         29.4%

Building Materials:                          0.1%
  Stanley Works                                           A-2/A           7.375       Dec 15, 2002        $250,000        $263,461
                                                                                                                         ---------

Drug/Health Care:                            0.6%
  Abbott Laboratories, Inc.                               AA-1/AAA        6.800       May 15, 2005         500,000         526,292
  American Home Products, Corp.                           A-2/A           7.700       Feb 15, 2000       1,050,000       1,077,737
  Bergen Brunswig                                         BAA-1/A-        7.250       Jun 01, 2005         500,000         529,462
  Bergen Brunswig                                         BAA-1/A-        7.375       Jan 15, 2003         113,000         118,484
                                                                                                                         ---------
     Drug/Health Care total                                                                                              2,251,975
                                                                                                                         ---------

                                                 BALANCED FUND OF ULTRA SERIES FUND
                                               Investments in Securities (Continued)
                                                           June 30, 1998
                                                            (Unaudited)

BALANCED FUND INVESTMENTS,                   % Net        Quality        Coupon         Maturity            Par
CONTINUED:                                  Assets        Rating*         Rate            Date            Amount            Value
                                            ------        -------         ----            ----            ------            -----
Electronics:                                 0.3%
  Motorola Inc                                            AA-3/AA         6.500       Sep 01, 2025       $  50,000    $     52,558
  Raytheon Co.                                            BAA-1/BBB       6.500       Jul 15, 2005         530,000         541,626
  Texas Instruments, Inc.                                 A-3/A           9.000       Mar 15, 2001         500,000         537,453
                                                                                                                         ---------
     Electronics total                                                                                                   1,131,637
                                                                                                                         ---------

Forest Products/Paper:                       3.6%
  Carter Holt Harvery                                     BAA-2/BBB+      8.875       Dec 01, 2004       2,800,000       3,182,698
  Champion International Corp.                            BAA-1/BBB       6.400       Feb 15, 2026       6,000,000       6,162,828
  International Paper                                     A-3/A-          7.500       May 15, 2004       2,800,000       2,983,285
  Kimberly Clark Corp.                                    AA-2/AA         9.000       Aug 01, 2000         750,000         794,891
  Weyerhaeuser Company                                    A-2/A           8.375       Feb 15, 2007         800,000         912,133
                                                                                                                         ---------
     Forest Products/Paper total                                                                                        14,035,835
                                                                                                                         ---------

Hospital Supplies:                           1.0%
  Baxter International, Inc.                              A-3/A           7.625       Nov 15, 2002         250,000         264,469
  Columbia/HCA Healthcare Corporation                     BAA-2/BBB       6.125       Dec 15, 2000       1,000,000         970,339
  Columbia/HCA Healthcare Corporation                     BAA-2/BBB       8.020       Aug 05, 2002       2,000,000       2,007,330
  Columbia/HCA Healthcare Corporation                     BAA-2/BBB       6.910       Jun 15, 2005         700,000         677,201
                                                                                                                         ---------
     Hospital Supplies total                                                                                             3,919,339
                                                                                                                         ---------

Insurance/Casualty:                          2.7%
  Aetna Services                                          A-2/A           7.125       Aug 15, 2006       2,800,000       2,922,007
  Equitable Life Assoc                                    A-2/A           6.950       Dec 01, 2005       1,050,000       1,090,783
  Hartford Life                                           A-2             7.100      June 15, 2007       3,500,000       3,682,983
  Lincoln National Corp.                                  A-2/A           6.500       Mar 15, 2008       2,400,000       2,428,210
  Lincoln National Corp.                                  A-2/A           7.250       May 15, 2005         500,000         526,870
                                                                                                                         ---------
     Insurance/Casualty total                                                                                           10,650,853
                                                                                                                         ---------

Investment Banking/Brokerage:                3.1%
  Donaldson, Lufkin Jenrette, Inc.                        A-3/A-          6.875       Nov 01, 2005         300,000         310,320
  Merrill Lynch & Co., Inc.                               AA-3/AA-        6.250       Jan 15, 2006         650,000         654,914
  Merrill Lynch & Co., Inc.                               AA-3/AA-        7.000       Mar 15, 2006       1,000,000       1,049,450
  Merrill Lynch & Co., Inc.                               AA-3/AA-        7.375       May 15, 2006       3,000,000       3,220,293
  Paine Webber Group                                      BAA-1/BBB+      6.750       Feb 01, 2006       1,000,000       1,022,564
  Salomon Inc.                                            A-2/A           7.375       May 15, 2007       3,800,000       4,071,095
  Salomon Inc.                                            A-2/A           7.200       Feb 01, 2004       1,500,000       1,567,835
                                                                                                                         ---------
     Investment Banking/Brokerage total                                                                                 11,896,471
                                                                                                                         ---------

Finance Co. - Consumer Loan:                 1.7%
  American General Finance                                A-2/A+          7.125       Dec 01, 1999         500,000         508,048
  Household Finance Co.                                   A-2/A           7.125        Sep 01,2005         500,000         523,472
  Norwest Financial Inc.                                  AA-3/AA-        7.875       Feb 15, 2002         500,000         531,076
                                                                                                                         ---------
     Finance Co. - Consumer Loan total                                                                                   1,562,596
                                                                                                                         ---------

Mortgage Related Securities:                 6.7%
  Chase Commerical Mortgage Security                      A/A             6.600       Dec 19, 2007       4,800,000       4,837,992
  Deutsche Mortgage                                       A/A-2           6.861       Mar 15, 2008       5,000,000       5,133,525
  First Plus Home Loan                                    Aaa/AAA         6.490      July 10, 2017       4,891,000       4,943,602
  First Union Lehman Brothers                             A/A-2           7.440       Apr 18, 2029       5,500,000       5,827,718
  GMAC Commerical Mortgage                                Baa/BBB         7.730       Oct 15, 2028       5,204,500       5,489,785
  Residential Funding                                     Aaa/AAA         6.220      July 25, 2013       4,800,000       4,804,500
                                                                                                                         ---------
     Mortgage Related Securities total                                                                                  31,037,122
                                                                                                                         ---------

Media:                                       0.2%
  Cox Communications                                      BAA-2/A-        6.875       Jun 15, 2005         500,000         519,436
  McGraw-Hill, Inc.                                       A-1             9.430       Sep 01, 2000         250,000         266,382
                                                                                                                         ---------
     Media total                                                                                                           785,818
                                                                                                                         ---------

                                                 BALANCED FUND OF ULTRA SERIES FUND
                                               Investments in Securities (Continued)
                                                           June 30, 1998
                                                            (Unaudited)

BALANCED FUND INVESTMENTS,                   % Net        Quality        Coupon         Maturity            Par
CONTINUED:                                  Assets        Rating*         Rate            Date            Amount            Value
                                            ------        -------         ----            ----            ------            -----
Publishing-News:                             0.1%
  Knight Ridder, Inc.                                     A-3/A           8.500       Sep 01, 2001        $500,000        $513,836
                                                                                                                         ---------

Retail-Department:                           0.1%
  Dayton Hudson Corp.                                     BAA-1/BBB+      9.750       Nov 01, 1998         500,000         505,812
                                                                                                                         ---------

Foods-Products & Services:                   0.5%
  Nabisco Holdings Corporation                            BAA-2/BBB       6.850      June 15, 2005       2,000,000       2,041,072
                                                                                                                         ---------

Auto-Related:                                1.7%
  Borg-Warner Automotive                                  BAA-2/BBB+      7.000       Nov 01, 2006       1,150,000       1,203,504
  Ford Motor Company                                      A-1/A           7.500       Nov 15, 1999         500,000         509,052
  Ford Motor Company                                      A-1/A           6.000       Jan 14, 2003       4,800,000       4,787,491
                                                                                                                         ---------
     Auto-Related total                                                                                                  6,500,047
                                                                                                                         ---------

Electric Household Appliances:               0.1%
  Maytag Corporation                                      A-3/BBB+        9.750       May 15, 2002         250,000         280,808
                                                                                                                         ---------

Finance-Diversified:                         0.1%
  Associate Corp of N America                             AA-3/AA-        5.250       Sep 01, 1998          40,000          39,963
  Dow Capital B.V.                                        A-1/A           7.125       Jan 15, 2003         250,000         261,143
                                                                                                                         ---------
     Finance-Diversified total                                                                                             301,106
                                                                                                                         ---------

Engineering/Construction Services:           0.3%
  Foster Wheeler Corp.                                    BAA-2/BBB       6.750       Nov 15, 2005       1,020,000       1,031,035
                                                                                                                         ---------

Machinery/Tools:                             0.1%
  Giddings & Lewis                                        BA-1            7.500       Oct 01, 2005         500,000         532,286
                                                                                                                         ---------

Office Equipment/Computers:                  0.1%
  Xerox Corporation                                       A-2/A           7.150       Aug 01, 2004         300,000         317,147
                                                                                                                         ---------

Oil/Oil Service:                             0.6%
  Enron Corp.                                             BAA-2/BBB+      7.625       Sep 10, 2004         500,000         536,628
  Mobil Corporation                                       AA-2/AA         8.375       Feb 12, 2001         500,000         526,875
  Shell Canada, Ltd.                                      AA-2/AA         8.875       Jan 14, 2001         500,000         534,905
  Union Oil California                                    BAA-1/BBB+      7.200       May 15, 2005         500,000         528,629
                                                                                                                         ---------
     Oil/Oil Service total                                                                                               2,127,037
                                                                                                                         ---------

Chemicals:                                   0.3%
  PPG Industries, Inc.                                    A-1/A           6.875       Aug 01, 2005         500,000         527,499
  Union Carbide Corporation                               BAA-2/BBB       6.790       Jun 01, 2025         700,000         720,086
                                                                                                                         ---------
     Chemicals total                                                                                                     1,247,585
                                                                                                                         ---------

Specialty Chemicals:                         0.1%
  Praxair, Inc.                                           A-3/BBB+        6.850       Jun 15, 2005         500,000         519,818
                                                                                                                         ---------

Transportation:                              1.9%
  American Airlines                                       A-3/BBB         8.040       Sep 16, 2011       1,000,000       1,091,345
  Burlington Northern Inc.                                BAA-2/BBB       7.400       May 15, 1999         500,000         505,874
  Delta Air Lines                                         BAA-1/BBB       8.540       Jan 02, 2007       1,408,928       1,527,968
  Federal Express                                         A-3/BBB+        7.850       Jan 30, 2015         977,180       1,085,672
  Federal Express                                         A-3/BBB+        7.890       Sep 23, 2008         500,000         538,073
  Golden State Petroleum Transport Corp.                  AA-2/BB+        8.040       Feb 01, 2019       2,000,000       2,215,264
  United Airlines                                         Baa-1/BBB       9.020       Apr 19, 2012         462,541         537,123
                                                                                                                         ---------
     Transportation total                                                                                                7,501,319
                                                                                                                         ---------

                                                 BALANCED FUND OF ULTRA SERIES FUND
                                               Investments in Securities (Continued)
                                                           June 30, 1998
                                                            (Unaudited)

BALANCED FUND INVESTMENTS,                   % Net        Quality        Coupon         Maturity            Par
CONTINUED:                                  Assets        Rating*         Rate            Date            Amount            Value
                                            ------        -------         ----            ----            ------            -----
Aerospace/Defense:                           0.8%
  Northrop - Grumman                                      BAA-3/BBB+      7.000       Mar 01, 2006      $3,000,000      $3,117,987
                                                                                                                         ---------

Utilities-Telephone:                         1.2%
  Alltel Corporation                                      A-2/A+          7.250       Apr 01, 2004         500,000         525,234
  GTE-Hawaii                                              BAA-2/A         7.375      Sept 01, 2003       3,000,000       3,198,936
  GTE Corporation                                         BAA-1/A         9.100       Jun 01, 2003         500,000         562,693
  Northwestern Bell Telephone Co.                         AA-3/A          9.500       May 01, 2000         250,000         265,342
                                                                                                                         ---------
     Utilities-Telephone total                                                                                           4,552,205
                                                                                                                         ---------

Utilities-Electric:                          0.4%
  Midwest Power Systems                                   A-2/AA-         7.125       Feb 01, 2003         250,000         260,835
  Pacific Gas & Electric Co.                              A-1/AA-         6.250       Aug 01, 2003         300,000         303,111
  Pacificorp                                              A-2/A           6.750       Apr 01, 2005         500,000         513,958
  Wisconsin Public Service, Inc.                          AA-2/AA+        7.300       Oct 01, 2002         500,000         525,566
                                                                                                                         ---------
     Utilities-Electric total                                                                                            1,603,470
                                                                                                                         ---------

Utilities-Natural Gas Pipeline:              1.1%
  Burlington Resources Inc.                               A-3/A-          9.625       Jun 15, 2000         250,000         266,437
  Cincinnati Gas & Electric                               A-3/A-          6.450       Feb 15, 2004       1,000,000       1,017,188
  Transcontinental Gas                                    A-2/BBB         6.125       Jan 15, 2005       2,800,000       2,795,139
                                                                                                                         ---------
     Utilities-Natural Gas Pipeline total                                                                                4,078,764
                                                                                                                         ---------

Pollution Control                            0.8%
  WMX Technologies                                        BAA-1/BBB       7.000       May 15, 2005       2,900,000       2,997,452
                                                                                                                         ---------

Metals/Copper                                0.4%
  Magma Copper                                            A-2             8.700       May 15, 2005       1,400,000       1,590,548
                                                                                                                         ---------

Diversified Companies:                       0.1%
  Whitman Corporation                                     BAA-2/BBB+      7.500       Feb 01, 2003         300,000         315,405
                                                                                                                         ---------

     TOTAL U.S. CORPORATE BONDS,
     AT COST: ($116,472,410)                                                                                          $119,209,846
                                                                                                                       -----------

                                             % Net
                                            Assets                                                         Shares           Value
Common Stocks:                               49.6%

Foreign Issues:                              1.5%
  Glaxo Wellcome PLC - ADR                                                                                  38,150      $2,281,846
  Philips Electronics N.V.                                                                                  18,500       1,572,500
  Telefonos de Mexico  SP ADR - Cl L                                                                        39,000       1,874,438
                                                                                                                         ---------
     Foreign Issues total                                                                                                5,728,784
                                                                                                                         ---------

Building Materials:                          0.6%
  Raychem Corporation                                                                                       72,300       2,137,369
                                                                                                                         ---------

Forest Products/Paper:                       1.3%
  Georgia-Pacific Group                                                                                     26,400       1,555,950
  Kimberly-Clark Corporation                                                                                44,700       2,050,613
  Willamette Industries Inc.                                                                                49,800       1,593,600
                                                                                                                         ---------
     Forest Products/Paper total                                                                                         5,200,163
                                                                                                                         ---------

Insurance:                                   2.7%
  The Allstate Corporation                                                                                  45,357       4,153,000
  Everest Reinsurance Holdings, Inc.                                                                        45,500       1,748,906
  Travelers Group, Inc.                                                                                     73,086       4,430,839
                                                                                                                         ---------
     Insurance total                                                                                                    10,332,745
                                                                                                                         ---------

                                                 BALANCED FUND OF ULTRA SERIES FUND
                                               Investments in Securities (Continued)
                                                           June 30, 1998
                                                            (Unaudited)

BALANCED FUND INVESTMENTS,                   % Net
CONTINUED:                                  Assets                                                         Shares           Value
Banks:                                       2.9%
  Banc One Corporation                                                                                      62,390    $  3,482,142
  BankAmerica Corporation                                                                                   23,300       2,013,994
  Bankers Trust Corporation                                                                                 21,000       2,437,312
  NationsBank Corporation                                                                                   42,600       3,258,900
                                                                                                                         ---------
     Banks total                                                                                                        11,192,348
                                                                                                                         ---------

Investment Banking/Brokerage:                1.3%
  A. G. Edwards, Inc.                                                                                       54,600       2,330,738
  Morgan Stanley Dean Witter and Co.                                                                        29,400       2,686,425
                                                                                                                         ---------
     Investment Banking/Brokerage total                                                                                  5,017,163
                                                                                                                         ---------

Drugs/Health Care:                           5.1%
  Aetna Inc.                                                                                                58,400       4,445,700
  American Home Products Corporation                                                                        95,600       4,947,300
  Bristol-Myers Squibb Company                                                                              40,200       4,620,488
  Centocor, Inc.***                                                                                         39,100       1,417,375
  Pharmacia & Upjohn, Inc.                                                                                  52,000       2,398,500
  United HealthCare Corporation                                                                             32,300       2,051,050
                                                                                                                         ---------
     Drugs/Health Care total                                                                                            19,880,413
                                                                                                                         ---------

Hospital Management/Supplies:                0.4%
  Columbia/HCA Healthcare Corporation                                                                       58,450       1,702,356
                                                                                                                         ---------

Retail-Deptarment:                           2.3%
  Dayton Hudson Corporation                                                                                 72,800       3,530,800
  Sears, Roebuck & Co.                                                                                      45,700       2,790,556
  Tiffany & Co.                                                                                             57,000       2,736,000
                                                                                                                         ---------
     Retail-Deptarment  total                                                                                            9,057,356
                                                                                                                         ---------

Retail - Discount:                           1.0%
  Wal-Mart Stores, Inc.                                                                                     66,200       4,021,650
                                                                                                                         ---------

Retail - Drug:                               0.7%
  CVS Corporation                                                                                           74,252       2,891,187
                                                                                                                         ---------

Retail - Grocery:                            0.8%
  Safeway Inc.***                                                                                           72,600       2,953,913
                                                                                                                         ---------

Media:                                       3.2%
  Cox Communications, Inc.***                                                                               66,700       3,230,781
  MediaOne Group Inc.***                                                                                   159,100       6,990,456
  PRIMEDIA Inc.                                                                                            171,500       2,325,969
                                                                                                                         ---------
     Media total                                                                                                        12,547,206
                                                                                                                         ---------

Foods - Products & Services:                 2.7%
  General Mills, Inc.                                                                                       38,400       2,625,600
  Nabisco Holdings Corp. - Class A                                                                          99,900       3,602,644
  Sara Lee Corporation                                                                                      30,300       1,694,906
  Tyson Foods, Inc. - Class A                                                                              113,825       2,468,580
                                                                                                                         ---------
     Foods-Food Products total                                                                                          10,391,730
                                                                                                                         ---------

Auto-Related:                                0.4%
  General Motors Corporation                                                                                21,600       1,443,150
                                                                                                                         ---------

                                                 BALANCED FUND OF ULTRA SERIES FUND
                                               Investments in Securities (Continued)
                                                           June 30, 1998
                                                            (Unaudited)

BALANCED FUND INVESTMENTS,                   % Net
CONTINUED:                                  Assets                                                         Shares           Value
Office Equipment/Computers:                  5.5%
  EMC Corporation***                                                                                       127,800    $  5,727,037
  Gateway 2000, Inc.***                                                                                     47,200       2,389,500
  Hewlett-Packard Company                                                                                   35,700       2,137,538
  International Business Machines Corporation                                                               41,600       4,776,200
  Seagate Technology, Inc.***                                                                               38,000         904,875
  3Com Corporation***                                                                                       82,600       2,534,788
  Wang Laboratories, Inc. ***                                                                              112,500       2,861,718
                                                                                                                         ---------
     Office Equipment/Computers total                                                                                   21,331,656
                                                                                                                         ---------

Electronics:                                 1.5%
  Micron Technology, Inc.***                                                                                37,450         929,228
  Motorola, Inc.                                                                                            48,400       2,544,025
  Texas Instruments Incorporated                                                                            40,000       2,332,500
                                                                                                                         ---------
     Electronics total                                                                                                   5,805,753
                                                                                                                         ---------

Pollution Control:                           0.5%
  Waste Management, Inc.                                                                                    55,900       1,956,500
                                                                                                                         ---------

Oil/Oil Service:                             4.0%
  Amoco Corporation                                                                                         45,300       1,885,612
  Exxon Corporation                                                                                         32,000       2,282,000
  Kerr-McGee Corporation                                                                                    30,100       1,742,038
  Occidental Petroleum Corporation                                                                          56,600       1,528,200
  Schlumberger Limited                                                                                      35,600       2,431,925
  Unocal Corporation                                                                                        86,200       3,081,650
  USX-Marathon Group                                                                                        72,400       2,484,225
                                                                                                                         ---------
     Oil/Oil Service total                                                                                              15,435,650
                                                                                                                         ---------

Containers:                                  1.7%
  Crown Cork & Seal Company, Inc.***                                                                        39,200       1,862,000
  Owens-Illinois, Inc.***                                                                                  108,500       4,855,375
                                                                                                                         ---------
     Containers total                                                                                                    6,717,375
                                                                                                                         ---------

Chemicals:                                   1.3%
  The Dow Chemical Company                                                                                  24,800       2,397,850
  Praxair, Inc.                                                                                             54,600       2,555,963
                                                                                                                         ---------
     Chemicals total                                                                                                     4,953,813
                                                                                                                         ---------

Transportation:                              1.0%
  Delta Air Lines, Inc.                                                                                     12,000       1,551,000
  FDX Corporation***                                                                                        35,900       2,252,725
                                                                                                                         ---------
     Transportation total                                                                                                3,803,725
                                                                                                                         ---------

Railroad Equipment:                          0.5%
  Norfolk Southern Corporation                                                                              60,100       1,791,731
                                                                                                                         ---------

Aerospace/Defense:                           0.5%
  United Technologies Corporation                                                                           21,800       2,016,500
                                                                                                                         ---------

Telecommunications:                          1.4%
  AirTouch Communications, Inc.***                                                                          95,850       5,601,234
                                                                                                                         ---------

Utilities-Telephone:                         1.8%
  Ameritech Corporation                                                                                     53,000       2,378,375
  Bell Atlantic Corporation                                                                                 50,000       2,281,250
  GTE Corporation                                                                                           44,100       2,453,063
                                                                                                                         ---------
     Utilities-Telephone total                                                                                           7,112,688
                                                                                                                         ---------

                                                 BALANCED FUND OF ULTRA SERIES FUND
                                               Investments in Securities (Continued)
                                                           June 30, 1998
                                                            (Unaudited)

BALANCED FUND INVESTMENTS,                   % Net
CONTINUED:                                  Assets                                                         Shares           Value
Utilities-Electric:                          0.8%
  Northern States Power Company                                                                             58,200      $1,665,975
  PG&E Corporation                                                                                          48,050       1,516,578
                                                                                                                         ---------
     Utilities-Electric total                                                                                            3,182,553
                                                                                                                         ---------

Utilities-Natural Gas:                       0.7%
  The Williams Companies, Inc.                                                                              79,900       2,696,625
                                                                                                                         ---------

Diversified Companies:                       0.4%
  Rockwell International Corporation                                                                        32,500       1,562,031
                                                                                                                         ---------

Miscellaneous:                               1.1%
  Cognizant Corporation                                                                                     31,300       1,971,900
  Interim Services Inc.***                                                                                  70,100       2,251,963
                                                                                                                         ---------
     Miscellaneous total                                                                                                 4,223,863
                                                                                                                         ---------

     TOTAL COMMON STOCKS,
     AT COST: ($132,376,709)                                                                                          $192,689,230
                                                                                                                       -----------

     TOTAL INVESTMENTS, BALANCED FUND
     (COST: $324,472,824)                                                                                             $385,633,295
                                                                                                                       ===========

See accompanying notes to investments in securities.
    *Moody's/Standard & Poors' quality ratings (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.

    **At June 30, 1998, the cost of securities for federal income tax purposes was $324,472,824. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

      Gross unrealized appreciation............................................... $67,147,812
      Gross unrealized depreciation...............................................  (5,987,341)
                                                                                     ---------
      Net unrealized appreciation................................................. $61,160,471
                                                                                    ==========

  ***This security is not income producing.

****This security provides a claim on the interest component of the underlying mortgages, but not on their principal component. That is, the security's cash flows depend on the amount of principal outstanding at the payment date. If prepayments on the underlying mortgages are higher than expected, the yield on the security may be adversely affected.

                                                   BOND FUND OF ULTRA SERIES FUND
                                               Investments in Securities (Continued)
                                                           June 30, 1998
                                                            (Unaudited)

                                             % Net        Quality      Annualized       Maturity            Par
BOND FUND INVESTMENTS:                      Assets        Rating*         Yield           Date            Amount            Value
                                            ------        -------         -----           ----            ------            -----
Short-Term Investments:
Commercial Paper/Savings:                    1.5%
  Anheuser Bush Companies                                 A-1/P-1         6.08%       July 01,1998      $3,000,000      $3,000,000
  State Street Bank & Trust                                               5.00%                              1,221           1,221
                                                                                                                         ---------
     TOTAL SHORT-TERM INVESTMENTS,
     AT COST                                                                                                            $3,001,221
                                                                                                                         ---------
                                             % Net        Quality        Coupon         Maturity            Par
                                            Assets        Rating*         Rate            Date            Amount            Value
U.S. Government & Agency Bonds:
Government Guaranteed:                       9.8%
Private Export Funding                                    AAA             5.650       Mar 15, 2003        $250,000        $249,873
  U.S. Treasury Note                                      AAA             5.750       Aug 15, 2003       5,300,000       5,357,971
  U.S. Treasury Note                                      AAA             5.625       Apr 30, 2000      10,000,000      10,021,880
  U.S. Treasury Note                                      AAA             5.500       Mar 31, 2003       4,500,000       4,498,596
                                                                                                                        ----------
     Government Guaranteed total
     (COST: $20,039,532)                                                                                               $20,128,320
                                                                                                                        ----------
Quasi-Government/Government Sponsored:       4.4%
  Federal Home Loan Bank
    CPI Floating Rate                                     AAA             5.421       Feb 20, 2007      $2,000,000      $1,901,140
  Federal Home Loan Mortgage Corp.
    1455 HA                                               AAA             7.900       Jun 15, 2021         836,000         907,868
  Federal Home Loan Mortgage Corp.
    1378 H                                                AAA            10.000       Jan 15, 2021         750,000         844,799
  Federal Home Loan Mortgage Corp.
    1978 AD                                               AAA             7.000       Apr 15, 2025       1,000,000       1,011,209
  Federal Home Loan Mortgage Corp.
    Strip 282 2***                                        AAA             7.000       Sep 01, 2025       1,768,164         449,076
  Federal National Mortgage Association
    89-82 G                                               AAA             8.400       Nov 25, 2019         400,000         416,959
  Federal National Mortgage Association
    96-M6 G                                               AAA             7.750       Sep 17, 2023       1,000,000       1,056,250
  Federal National Mortgage Association
    97-29 PL***                                           AAA             7.500       Aug 18, 2026       4,000,000       1,300,968
  Federal National Mortgage Association
    97-57 PT***                                           AAA             8.000       Mar 18, 2024       4,000,000         897,676
  Federal National Mortgage Association
    Strip 272 2***                                        AAA             7.500       Jul 01, 2026       1,580,725         287,392
                                                                                                                         ---------
     Quasi-Government/Government
      Sponsored total(COST: $9,905,032)                                                                                $9,073,337
                                                                                                                         ---------
Non - U.S. Government Bonds:

Canadian Provincials:                        2.2%
  Nova Scotia Prov of                                     A-3/A-          9.735       Jul 15, 2002      $1,000,000      $1,120,110
  Ontario, Province of                                    AA-3/AA-        7.750       Jun 04, 2002       1,000,000       1,064,450
  Quebec Province of                                      A-2/A+          9.125       Mar 01, 2000         250,000         262,730
  Saskatchewan Province of                                A-3/A           7.125       Mar 15, 2008       2,000,000       2,150,820
                                                                                                                         ---------
     Canadian Provincials total                                                                                          4,598,110
                                                                                                                         ---------
Sovereign Issues:                            1.9%
  Brazil - Global                                         B-1/BB-         8.875       Nov 05, 2001         500,000         498,750
  Columbia, Republic                                      BAA-3/BBB-      7.250       Feb 23, 2004       2,000,000       1,869,370
  United Mexican States                                   Ba2/BB          9.875       Jan 15, 2007       1,500,000       1,572,000
                                                                                                                         ---------
     Sovereign Issues total                                                                                              3,940,120
                                                                                                                         ---------
     TOTAL NON - U.S. GOVERNMENT BONDS,
     (COST: $8,559,294)                                                                                                 $8,538,230
                                                                                                                         ---------
U.S. Corporate Bonds:                        70.3%

Forest Products/Paper:                       5.2%
  Boise Cascade Corp.                                     BAA-3/BBB-      9.450       Nov 01, 2009        $500,000     $   602,877
  Boise Cascade Corp.                                     BAA-3/BBB-      9.875       Feb 15, 2001         500,000         507,603
  Carter Holt Harvey                                      BAA-2/BBB+      8.875       Dec 01, 2004       1,000,000       1,136,678
  Champion International Corp.                            BAA-1/BBB       6.400       Feb 15, 2026       6,000,000       6,162,828
  Chesapeake Corp.                                        BAA-3/BBB       7.200       Mar 15, 2005       1,000,000       1,045,991
  Kimberly-Clark Corp.                                    AA-2/AA         9.000       Aug 01, 2000         600,000         635,912
  Scott Paper-Defeased                                    AA-3/AA        10.000       Mar 01, 2002         500,000         566,837
                                                                                                                         ---------
     Forest Products/Paper total                                                                                        10,658,726
                                                                                                                         ---------

                                                   BOND FUND OF ULTRA SERIES FUND
                                               Investments in Securities (Continued)
                                                           June 30, 1998
                                                            (Unaudited)

BOND FUND INVESTMENTS,                       % Net        Quality        Coupon         Maturity            Par
CONTINUED:                                  Assets        Rating*         Rate            Date            Amount            Value
                                            ------        -------         ----            ----            ------            -----
Investment Banking/Brokerage:                13.2%
  Bear Stearns                                            A-2/A           6.750       Apr 15, 2003      $1,000,000    $  1,024,429
  Dean Witter Discover                                    A-1/A+          6.750       Oct 15, 2013       2,500,000       2,587,668
  Dean Witter Discover                                    A-1/A+          6.300       Jan 15, 2006       1,000,000       1,005,755
  Donaldson, Lufkin, Jenrette, Inc.                       A-3/A-          6.875       Nov 01, 2005         700,000         724,080
  Lehman Brothers Holdings                                BAA-1/A         7.125       Sep 15, 2003       1,000,000       1,040,590
  Lehman Brothers Holdings                                BAA-1/A         6.088       Sep 10, 2001       1,000,000         999,425
  Merrill Lynch & Co.,  Inc.                              AA-3/AA-        6.250       Jan 15, 2006         350,000         352,646
  Paine Webber Group                                      BAA-1/BBB+      6.750       Feb 01, 2006         700,000         715,795
  Paine Webber Inc.                                       BAA-1/BBB+      7.875       Feb 15, 2003       1,000,000       1,065,050
  Salomon Inc.                                            A-2/A           7.375       May 15, 2007       1,000,000       1,071,341
  Salomon Inc.                                            A-2/A           7.200       Feb 01, 2004       3,500,000       3,658,281
  Salomon Inc.                                            A-2/A           7.500       Feb 01, 2003       2,000,000       2,107,900
                                                                                                                         ---------
     Investment Banking/Brokerage total                                                                                 16,352,960
                                                                                                                         ---------

Finance Co. - Consumer Loans:                3.3%
  Household Finance Co.                                   A-2/A           7.125       Sep 01, 2005       1,735,000       1,816,446
                                                                                                                         ---------

Finance/Insurance:                           1.9%
  Aetna Services                                          A-2/A           7.125       Aug 15, 2006       3,000,000       3,130,722
  Equitable Life Assurance                                A-2/A           6.950       Dec 01, 2005         792,000         822,762
                                                                                                                         ---------
     Finance/ Insurance total                                                                                            3,953,484
                                                                                                                         ---------

Finance - Diversified:                       1.5%
  Ameritech Capital                                       AA-3/AA+        7.500       Apr 01, 2005       2,000,000       2,166,916
  Dow Capital                                             A-1/A           7.125       Jan 15, 2003         900,000         940,115
                                                                                                                         ---------
     Finance - Diversified total                                                                                         3,107,031
                                                                                                                         ---------

Mortgage Related Securities:                 2.3%
  Chase Commerical Mortgage Security                      A/A             6.600       Dec 19, 2007       4,800,000       4,837,992
  Deutsche Mortgage                                       A/A-2           6.861      June 15, 2031       5,000,000       5,133,525
  First Plus Home Loan                                    Aaa/AAA         6.490      July 10, 2017       5,000,000       5,053,775
  First Union Lehman Brothers                             A/A-2           7.440       Apr 18, 2029       5,500,000       5,827,717
  GMAC Commerical Mortgage                                Baa/BBB         7.73        Oct 15, 2028       5,204,500       5,489,785
  Residential Funding                                     Aaa/AAA         6.220      July 25, 2013       4,800,000       4,804,500
                                                                                                                         ---------
     Mortgage Related Securities total                                                                                  31,147,294
                                                                                                                         ---------

Drugs/Health Care:                           0.3%
  American Home Products                                  A-2/A           7.700       Feb 15, 2000         530,000         544,000
                                                                                                                         ---------

Hospital Management/Supplies                 2.5%
  Columbia/HCA Healthcare Corporation                     BAA-2/BBB       6.125       Dec 15, 2000       1,800,000       1,746,610
  Columbia/HCA Healthcare Corporation                     BAA-2/BBB       8.020       Aug 05, 2002       3,000,000       3,010,995
  Columbia/HCA Healthcare Corporation                     BAA-2/BBB       6.910       Jun 15, 2005         300,000         290,229
                                                                                                                         ---------
     Hospital Management/Supplies total                                                                                  5,047,834
                                                                                                                         ---------

Media:                                       0.1%
  McGraw-Hill, Inc.                                       A-1             9.430       Sep 01, 2000         100,000         106,553
                                                                                                                         ---------

Publishing-News:                             0.3%
  Knight Ridder                                           A-3/A           8.500       Sep 01, 2001         530,000         544,666
                                                                                                                         ---------

Packaged Food Products                       1.4%
  Nabisco, Inc.                                           BAA-2/BBB       6.85       June 15, 2005       2,800,000       2,857,501
                                                                                                                         ---------

Retail-Department:                           0.3%
  Dayton Hudson Corp.                                     BAA-1/BBB+      9.750       Nov 01, 1998         250,000         252,906
  Dayton Hudson Corp.                                     BAA-1/BBB+      7.250       Sep 01, 2004         310,000         328,609
                                                                                                                         ---------
     Retail-Department total                                                                                               581,515

                                                   BOND FUND OF ULTRA SERIES FUND
                                               Investments in Securities (Continued)
                                                           June 30, 1998
                                                            (Unaudited)

BOND FUND INVESTMENTS,                       % Net        Quality        Coupon         Maturity            Par
CONTINUED:                                  Assets        Rating*         Rate            Date            Amount            Value
                                            ------        -------         ----            ----            ------            -----
Auto-Related:                                3.7%
  Ford Motor Co.                                          A-1/A           7.500       Nov 15, 1999      $1,500,000      $1,527,158
  Ford Motor Co.                                          A-1/A           6.000       Jan 14, 2003       4,800,000       4,787,491
  Hertz Corp                                              A-3/BBB+        9.000       Nov 01, 2009       1,000,000       1,252,267
                                                                                                                         ---------
     Auto-Related total                                                                                                  7,566,916
                                                                                                                         ---------

Electronics:                                 1.9%
  Motorola Inc.                                           AA-3/AA         6.500       Sep 01, 2025       1,975,000       2,076,027
  Xerox Corporation                                       A-2/A           7.150       Aug 01, 2004       1,700,000       1,797,165
                                                                                                                         ---------
     Electronics total                                                                                                   3,873,192
                                                                                                                         ---------

Aerospace/Defense:                           2.1%
  Lockheed Martin                                         A-3/BBB+        6.500     April 15, 2003       1,150,000       1,170,096
  Lockheed Corp                                           A-3/BBB+        9.375       Oct 15, 1999         500,000         520,080
  Northrop Grumman                                        BAA-3/BBB+      7.000     March 01, 2006       2,000,000       2,078,658
  Raytheon Co.                                            BAA-1/BBB       6.500       Jul 15, 2005         500,000         510,968
                                                                                                                         ---------
     Aerospace/Defense total                                                                                             4,279,802
                                                                                                                         ---------

Electric Household Appliance:                0.3%
  Maytag Corporation                                      A-3/BBB+        9.750       May 15, 2002         600,000         673,939
                                                                                                                         ---------

Engineering/Construction Services:           0.8%
  Foster Wheeler Corp.                                    BAA-2/BBB       6.750       Nov 15, 2005       1,710,000       1,728,500
                                                                                                                         ---------

Machine Tools:                               1.3%
  Giddings & Lewis                                        BA-1            7.500       Oct 01, 2005       2,500,000       2,661,433
                                                                                                                         ---------

Oil/Oil Service:                             3.7%
  Baroid Corp                                             AA-3/A          8.000       Apr 15, 2003          58,000          62,666
  Coastal Corp                                            BAA-3/BBB-     10.250       Oct 15, 2004       1,000,000       1,206,694
  Enron Corp.                                             BAA-2/BBB+      7.625       Sep 10, 2004       1,500,000       1,609,884
  Enron Corp.                                             BAA-2/BBB+      6.875       Oct 15, 2007       1,500,000       1,550,553
  Lyondell Petrochem                                      BAA-3/BBB-     10.000       Jun 01, 1999         500,000         516,010
  Union Oil Co. of California                             BAA-1/BBB+      7.200       May 15, 2005       1,400,000       1,480,160
  Union Oil Co. of California                             BAA-1/BBB+      9.125       Feb 15, 2006       1,000,000       1,177,117
                                                                                                                         ---------
     Oil/Oil Service total                                                                                               7,603,084
                                                                                                                         ---------

Containers:                                  0.5%
  Bemis Co., Inc.                                         A-2/A           6.700       Jul 01, 2005       1,010,000       1,041,149
                                                                                                                         ---------

Chemicals:                                   1.7%
  Union Carbide Corporation                               BAA-2/BBB       6.790       Jun 01, 2025       3,300,000       3,394,694
                                                                                                                         ---------

Transportation:                              6.6%
  American Airlines                                       A-3/BBB         8.040       Sep 16, 2011       2,000,000       2,182,690
  Burlington Northern, Inc.                               BAA-2/BBB       7.400       May 15, 1999         200,000         202,350
  CSX Corp                                                BAA-2/BBB       9.000       Aug 15, 2006       1,800,000       2,105,591
  Delta Air Lines                                         BAA-1/BBB       8.540       Jan 02, 2007         278,816         302,374
  Federal Express                                         A-3/BBB+        7.850       Jan 30, 2015       3,420,130       3,799,850
  Golden State Petroleum Transport                        AA-2/BB+        8.040       Feb 01, 2019       4,000,000       4,430,528
  Southwest Airlines                                      A-1/A           8.700       Jul 01, 2011          19,451          22,631
  United Airlines                                         Baa-1/BBB       9.020       Apr 19, 2012         462,541         537,124
                                                                                                                         ---------
     Transportation total                                                                                               13,583,138
                                                                                                                         ---------

Railroad Equipment:                          0.2%
  Union Pacific RR                                        Aa-3/A          6.540       Jul 01, 2015         434,739         447,214
                                                                                                                         ---------

                                                   BOND FUND OF ULTRA SERIES FUND
                                               Investments in Securities (Continued)
                                                           June 30, 1998
                                                            (Unaudited)

BOND FUND INVESTMENTS,                       % Net        Quality        Coupon         Maturity            Par
CONTINUED:                                  Assets        Rating*         Rate            Date            Amount            Value
                                            ------        -------         ----            ----            ------            -----
Utilities-Telephone:                         5.6%
  BellSouth Telecommunications, Inc.                      AAA/AAA         6.250       May 15, 2003      $1,500,000    $  1,523,892
  Carolina T&T                                            AA-3/A+         5.750       Aug 15, 2000       1,000,000         996,651
  GTE Corporation                                         BAA-1/A         9.100       Jun 01, 2003       1,000,000       1,125,386
  GTE Corporation                                         BAA-1/A         9.375       Dec 01, 2000         500,000         536,349
  GTE Hawaiian Telephone                                  BAA-2/A         7.375      Sept 01, 2006       2,000,000       2,132,624
  GTE North, Inc.                                         A-1/AA-         6.000       Jan 15, 2004       4,550,000       4,531,377
  Northwestern Bell Telephone Co.                         AA-3/A          9.500       May 01, 2000         600,000         636,822
  Pacific NW Bell Telephone                               AA-3/A          4.375       Sep 01, 2002          35,000          32,942
                                                                                                                         ---------
     Utilities-Telephone total                                                                                          11,516,043
                                                                                                                         ---------

Utilities-Electric:                          5.5%
  Cincinnati Gas & Electric                               A-3/A-          5.800       Feb 15, 1999       1,000,000         998,817
  Cincinnati Gas & Electric                               A-3/A-          6.450       Feb 15, 2004       2,000,000       2,034,376
  Commonwealth Edison                                     BAA-2/BBB       7.000       Jul 01, 2005       1,000,000       1,040,830
  Florida Power                                           A-1             6.720       Jul 01, 2005       2,000,000       2,061,796
  Midwest Power Systems                                   A-2/AA-         7.125       Feb 01, 2003         150,000         156,501
  Niagara Mohawk Power                                    BA-2/BBB-       9.250       Oct 01, 2001         500,000         539,371
  Pacificorp                                              A-2/A           6.750       Apr 01, 2005         250,000         256,979
  Wisconsin Power & Light                                 AA-2/AA         7.600       Jul 01, 2005       2,000,000       2,169,070
  Wisconsin Public Service, Inc.                          AA-2/AA+        7.300       Oct 01, 2002       2,000,000       2,102,262
                                                                                                                         ---------
     Utilities-Electric total                                                                                           11,360,002
                                                                                                                         ---------

Utilities-Natural Gas Pipeline:              2.3%
  Burlington Resources, Inc.                              A-3/A-          9.625       Jun 15, 2000         100,000         106,575
  Consolidated Natural Gas                                A-1/AA-         5.875       Oct 01, 1998          50,000          50,006
  El Paso Natural Gas                                     Baa-2/BBB       9.450       Sep 01, 1999         500,000         518,030
  Michigan Consolidated Gas                               A-2/A           5.750       May 01, 2001       1,000,000         994,151
  Southwestern Energy                                     BAA-2/BBB+      6.700       Dec 01, 2005       1,000,000       1,034,537
  Transcontinental Gas                                    A-2/BBB         6.125       Jan 15, 2005       2,000,000       1,996,528
                                                                                                                         ---------
     Utilities-Natural Gas Pipeline total                                                                                4,699,827
                                                                                                                         ---------

Metals/Copper                                0.8%
  Magma Copper                                            A-2             8.700       May 15, 2005       1,400,000       1,590,548
                                                                                                                         ---------

Pollution Control                            1.0%
  WMX Technologies                                        BAA-1/BBB       7.000       May 15, 2005       2,000,000       2,067,208
                                                                                                                         ---------

Diversified Companies:                       0.1%
  Whitman Corporation                                     BAA-2/BBB+      7.500       Feb 01, 2003         100,000         105,135
                                                                                                                       -----------

     TOTAL U.S. CORPORATE BONDS
     (COST: $152,556,010)                                                                                             $154,909,834
                                                                                                                       -----------

Non - U.S. Corporate Bonds:                  5.5%
  BHP Finance, Inc.                                       A-2/A           6.420       Mar 01, 2026      $2,000,000      $2,002,962
  Falconbridge Ltd.                                       BAA-2/BBB+      7.350       Nov 01, 2006       2,000,000       2,088,086
  Hanson Overseas                                         A-3/A-          6.750       Sep 15, 2005       2,000,000       2,068,664
                                                                                                                       -----------

     TOTAL NON - U.S. CORPORATE BONDS
     (COST: $6,154,774)                                                                                                 $6,159,712
                                                                                                                       -----------

     TOTAL INVESTMENTS, BOND FUND
     (COST: $200,215,863)                                                                                             $201,810,654
                                                                                                                       ===========
See accompanying notes to investments in securities.

    *Moody's/Standard & Poors' quality ratings (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.
  **At June 30, 1998, the cost of securities for federal income tax purposes was $200,215,863. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:
    Gross unrealized appreciation.............................. $2,771,032
    Gross unrealized depreciation.............................. (1,176,241)
                                                                 ---------
    Net unrealized depreciation................................ $1,594,791
                                                                 =========
***This security provides a claim on the interest component of the underlying mortgages, but not on their principal component. That is, the security's cash flows depend on the amount of principal outstanding at the payment date. If prepayments on the underlying mortgages are higher than expected, the yield on the security may be adversely affected.

                                               MONEY MARKET FUND OF ULTRA SERIES FUND
                                               Investments in Securities (Continued)
                                                           June 30, 1998
                                                            (Unaudited)

                                             % Net        Quality      Annualized       Maturity            Par
MONEY MARKET FUND INVESTMENTS:              Assets        Rating*         Yield           Date            Amount            Value
                                            ------        -------         -----           ----            ------            -----
Short-Term Investments:
Commercial Paper/Savings:                    79.7%
  American Express Credit Corp.                           A-1/P-1         5.64%       Aug 18, 1998      $1,786,000      $1,773,317
  American General Finance Corp.                          A-1/P-1         5.62%      July 23, 1998         300,000         298,993
  American General Finance Corp.                          A-1/P-1         5.65%      July 23, 1998       1,700,000       1,694,276
  Ameritech                                               A-1+/P-1        5.90%      July 13, 1998         174,000         173,664
  Associates Corp NA                                      A-1+/P-1        5.58%      July 01, 1998       2,088,000       2,088,000
  Bell South Telecom Inc.                                 A-1+/P-1        5.62%       Aug 11, 1998       2,100,000       2,089,164
  Caterpillar Financial Services                          A-1/P-1         5.70%       Dec 08, 1998         136,000         132,694
  Caterpillar Financial Services                          A-1/P-1         5.65%      July 23, 1998       2,000,000       1,993,339
  Coca-Cola Co.                                           A-1+/P-1        5.60%      Sept 11, 1998       2,135,000       2,111,742
  Consolidated Natural Gas                                A-1+/P-1        5.62%      July 10, 1998       1,000,000         998,620
  Emerson Electric Company                                A-1+/P-1        5.68%       Nov 30, 1998       2,136,000       2,086,848
  Ford Motor Credit Company                               A-1/P-1         5.64%       Aug 03, 1998       2,134,000       2,123,221
  General Electric Capital Corporation                    A-1+/P-1        5.67%      Sept 01, 1998         125,000         123,809
  General Electric Capital Corporation                    A-1+/P-1        5.64%      July 14, 1998       2,000,000       1,996,028
  General Motors Acceptance Corporation                   A-1/P-1         5.63%      Sept 01, 1998       2,125,000       2,112,892
  IBM Credit Corporation                                  A-1/P-1         5.63%      July 31, 1998       2,085,000       2,075,440
  Interstate Power Co.                                    A-1/P-1         5.66%      July 17, 1998       1,600,000       1,596,046
  John Deere Capital Corporation                          A-1/P-1         5.65%      Sept 01, 1998       1,500,000       1,485,740
  Lucent Technologies                                     A-1/P-1         5.71%      July 31, 1998         401,000         400,249
  McGraw-Hill Companies                                   A-1/P-1         5.65%      Sept 23, 1998       2,000,000       1,974,380
  MDU Resources Group Inc                                 A-1/P-1         5.94%      July 07, 1998         502,000         501,511
  Merrill Lynch & Co Inc                                  A-1+/P-1        5.66%      July 31, 1998       2,140,000       2,131,218
  Walt Disney Company                                     A-1/P-1         5.61%       Oct 23, 1998       2,106,000       2,069,854
  State Street Bank & Trust                                               5.00%                              1,271           1,271
                                                                                                                        ----------
     TOTAL COMMERCIAL PAPER/
     SAVINGS AT COST                                                                                                   $34,032,316
                                                                                                                        ----------

Quasi-Government/Government Sponsored:       13.4%
  Federal Home Loan Discount Notes                                        5.47%       Aug 28, 1998      $3,251,000      $3,245,788
  Federal Home Loan Discount Notes                                        5.49%       Aug 20, 1998       1,900,000       1,886,093
  Federal Home Loan Discount Notes                                        5.54%       Aug 03, 1998         115,000         114,431
  Federal Farm Credit Discount Notes                                      5.62%       Feb 25, 1999         475,000         458,192
                                                                                                                        ----------
     TOTAL QUASI-GOVERNMENT/GOVERNMENT
     SPONSORED, AT COST                                                                                                 $5,704,504
                                                                                                                        ----------

Govenment Guaranteed:
  U. S. Treasury Bill                        7.0%                         5.51%       Aug 20, 1998      $3,000,000      $2,978,208
                                                                                                                        ----------

     TOTAL INVESTMENTS, MONEY MARKET
     FUND AT COST                                                                                                      $42,715,028
                                                                                                                        ==========

See accompanying notes to investments in securities.

*Moody's/Standard  &  Poors'  quality  ratings  (unaudited).   See  the  current
Prospectus and Statement of Additional Information for a complete description of these ratings.

                                              TREASURY 2000 FUND OF ULTRA SERIES FUND
                                               Investments in Securities (Continued)
                                                           June 30, 1998
                                                            (Unaudited)

                                                   % of           Interest         Maturity        Principal
TREASURY 2000 FUND INVESTMENTS:                 Net Assets          Rate             Date           Amount              Value
                                                ----------          ----             ----           ------              -----
Government Guaranteed - U.S.:
   U.S. Treasury Strip (Cost $1,558,973)*       100.0%             9.69%         Nov 15, 2000     $2,000,000           $1,759,666
                                                                                                                        =========

See accompanying notes to investments in securities.

Notes to investments in securities:
Interest rates on and stripped Treasury Securities represent annualized yield to maturity at date of purchase. Values of investment securities are determined as described in Note 2 of the financial statements.

*At June 30, 1998,  the cost of securities  for federal  income tax purposes was
$1,558,973.   The  aggregate   unrealized   appreciation   and  depreciation  of
investments in securities based on this cost were:
  Gross unrealized appreciation................................... $200,693
  Gross unrealized depreciation...................................       --
                                                                   --------
  Net unrealized appreciation..................................... $200,693
                                                                   ========




                                                         ULTRA SERIES FUND
                                                      Statement of Operations
                                                   Six Months Ended June 30, 1998
                                                            (Unaudited)


                                            Capital      Growth and                                       Money        Treasury
                                         Appreciation   Income Stock     Balanced          Bond          Market          2000
                                          Stock Fund        Fund           Fund            Fund           Fund           Fund
Investment income (note 2):
  Interest income                         $610,218       $819,411      $6,114,378     $6,564,872     $1,157,166         $56,649

  Dividend income                        2,342,654      5,189,702       1,088,117             --             --              --
                                        ----------     ----------      ----------      ---------      ---------        --------
    Total income                         2,952,872      6,009,113       7,202,495      6,564,872      1,157,166          56,649
                                        ----------     ----------      ----------      ---------      ---------        --------
Expenses (note 4):

  Management fees                        2,056,006      2,026,976       1,214,013        536,895         94,413           3,859

  Trustees' fees                             1,481          3,658           1,987            498            300              --

   Audit fees                                3,116          6,268           3,343          1,081            471              --
                                        ----------     ----------      ----------      ---------      ---------        --------
    Total net expenses                   2,060,603      2,036,902       1,219,343        538,474         95,184           3,859
                                        ----------     ----------      ----------      ---------      ---------        --------
   Net investment income                   892,269      3,972,211       5,983,152      6,026,398      1,061,982          52,790
Realized and unrealized gain (loss)
  on investments (notes 2 and 3):

  Realized gain (loss) on security
    transactions:

   Proceeds from sale of securities
     and principal pay downs
     (notes 2 and 3):                    192,336,231    183,211,095    194,907,817    127,044,535    136,473,266              --

   Cost of securities sold              (191,456,880)  (180,966,218)  (196,227,283)  (127,726,842)  (136,473,266)             --
                                          ----------     ----------     ----------      ---------      ---------        --------
   Net realized gain (loss) on
    security transactions                    879,351      2,244,877    (1,319,466)      (682,307)            --               --
                                          ----------     ----------     ----------      ---------      ---------        --------
  Net change in unrealized
   appreciation or depreciation
   on investments                         62,919,136     68,332,882     20,056,052      1,173,121             --           1,643
                                          ----------    ----------      ----------      ---------      ---------        --------
  Net gain (loss) on investments          63,798,487     70,577,759     18,736,586        490,814             --           1,643
                                          ----------     ----------     ----------      ---------      ---------        --------


  Net increase in net assets
   resulting from operations             $64,690,756    $74,549,970    $24,719,738     $6,517,212     $1,061,982         $54,433
                                          ==========     ==========     ==========      =========      =========        ========


See accompanying notes to financial statements.



                                                         ULTRA SERIES FUND
                                                 Statement of Changes in Net Assets
                                Six Months Ended June 30, 1998 and the Year Ended December 31, 1997
                                                            (Unaudited)


                                                CAPITAL APPRECIATION               GROWTH AND INCOME
                                                     STOCK FUND                       STOCK FUND                BALANCED FUND
Operations:                                    1998             1997           1998           1997           1998            1997

  Net investment income                       $892,269      $1,059,234     $3,972,211      $5,120,623     $5,983,152     $9,624,016

  Net realized gain (loss) on security
   transaction                                 879,351       5,517,238      2,244,877       9,499,009     (1,319,466)     3,792,615

  Net change in unrealized appreciation
   or depreciation on investments           62,919,136      40,907,564     68,332,882      84,642,706     20,056,052     25,504,114
                                           -----------     -----------    -----------     -----------    -----------    -----------
   Change in net assets from
    operations                              64,690,756      47,484,036     74,549,970      99,262,338     24,719,738     38,920,745
                                           -----------     -----------    -----------     -----------    -----------    -----------


Distributions to shareholders:

  From net investment income                  (570,765)     (1,065,876)    (1,973,026)     (5,180,495)    (2,929,949)    (9,668,911)

  From realized gains on investments                --      (5,541,711)        (3,132)     (9,518,672)       (19,797)    (3,841,952)

  Return of capital                                --         (43,461)            --        (118,470)            --             --
                                           -----------     -----------    -----------     -----------    -----------    -----------
   Change in net assets from
    distributions                             (570,765)     (6,651,048)    (1,976,158)    (14,817,637)    (2,949,746)   (13,510,863)
                                           -----------     -----------    -----------     -----------    -----------    -----------

Class Z Share transactions (note 5):

  Proceeds from sale of shares              43,292,274     311,778,406     82,691,068     260,073,329     56,130,224     80,187,804

  Net asset value of shares issued in
   reinvestment of distributions               570,765       6,651,048      1,976,158      14,817,637      2,949,746     13,510,863
                                           -----------     -----------    -----------     -----------    -----------    -----------
                                            43,863,039     318,429,454     84,667,226     274,890,966     59,079,970     93,698,667

  Cost of shares repurchased                  (381,664)     (1,742,040)    (3,752,986)     (2,041,007)    (2,307,948)    (4,029,711)
                                           -----------     -----------    -----------     -----------    -----------    -----------
   Change in net assets derived from
    capital share transactions              43,481,375     316,687,414     80,914,240     272,849,959     56,772,022     89,668,956
                                           -----------     -----------    -----------     -----------    -----------    -----------
Increase in net assets                     107,601,366     357,520,402    153,488,052     357,294,660     78,542,014    115,078,838

Net assets:

  Beginning of year                        456,194,235      98,673,833    590,135,433     232,840,773    309,803,712    194,724,874
                                           -----------     -----------    -----------     -----------    -----------    -----------
  End of year                             $563,795,601    $456,194,235   $743,623,485    $590,135,433   $388,345,726   $309,803,712
                                           ===========     ===========    ===========     ===========    ===========    ===========
Undistributed net investment
  income included in net assets               $329,115              --     $2,008,872              --     $3,103,189       $ 49,986
                                           ===========     ===========    ===========     ===========    ===========    ===========


See accompanying notes to financial statements.





                                                         ULTRA SERIES FUND
                                           Statement of Changes in Net Assets (Continued)
                                Six Months Ended June 30, 1998 and the Year Ended December 31, 1997
                                                            (Unaudited)


                                                     BOND FUND                  MONEY MARKET FUND               TREASURY 2000 FUND
Operations:                                    1998           1997            1998          1997             1998         1997

  Net investment income                     $6,026,398      $3,058,282     $1,061,982      $1,475,243        $52,790       $106,851

  Net realized gain (loss) on security
   transactions                              (682,307)         22,394             --               --             --             --

  Net change in unrealized appreciation
   or depreciation on investments            1,173,121         326,623             --              --          1,643          1,846
                                            ----------     -----------     ----------      ----------     ----------     ----------
   Change in net assets from
    operations                               6,517,212       3,407,299      1,061,982       1,475,243         54,433        108,697
                                           -----------     -----------     ----------      ----------     ----------     ----------
Distributions to shareholders:

  From net investment income               (3,031,622)     (3,013,977)    (1,061,982)     (1,475,243)             --             --

  From realized gains on investments                --        (22,394)             --              --             --             --

  Return of capital                                 --              --             --              --             --             --
                                           -----------     -----------     ----------      ----------     ----------     ----------
   Change in net assets from
    distributions                          (3,031,622)     (3,036,371)    (1,061,982)     (1,475,243)             --             --
                                           -----------     -----------     ----------      ----------     ----------     ----------
Class Z Share transactions (note 5):

  Proceeds from sale of shares              11,428,348     160,361,652     19,296,201      57,328,276             --          7,239

  Net asset value of shares issued in
   reinvestment of distributions             3,031,622       3,036,371       1061,693       1,473,088             --             --
                                           -----------     -----------     ----------      ----------     ----------     ----------
                                            14,459,970     163,398,023     20,357,894      58,801,364             --          7,239

  Cost of shares repurchased               (1,671,418)     (1,501,306)   (18,834,842)    (38,642,199)             --             --
                                           -----------     -----------     ----------      ----------     ----------     ----------


   Change in net assets derived from
    capital share transactions              12,788,552     161,896,717      1,523,052      20,159,165             --          7,239
                                           -----------     -----------     ----------      ----------     ----------     ----------
Increase (decrease) in net assets           16,274,142     162,267,645      1,523,052      20,159,165         54,433        115,936

Net assets:

  Beginning of year                        188,839,568      26,571,923     41,170,152      21,010,987      1,700,677      1,584,741
                                           -----------     -----------     ----------      ----------     ----------     ----------
  End of year                             $205,113,710    $188,839,568    $42,693,204     $41,170,152     $1,755,110     $1,700,677
                                           ===========     ===========     ==========      ==========     ==========     ==========

Undistributed net investment
  income included in net assets             $3,057,115         $62,339             --              --             --             --
                                           ===========     ===========     ==========      ==========     ==========     ==========



See accompanying notes to financial statements.




                                        CAPITAL APPRECIATION STOCK FUND OF ULTRA SERIES FUND
                                                        Financial Highlights
                                   Six Months Ended June 30, 1998 and the Year Ended December 31
                                                            (Unaudited)


                                                ----------------------- CAPITAL APPRECIATION STOCK FUND ----------------------------
(For a share outstanding throughout the period):  1998              1997             1996              1995             1994
                                                ------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period             $18.85            $14.60           $12.51             $9.97           $10.00
                                                 ------            ------           ------            ------           ------


  Income from Investment Operations

   Net Investment Income                            .04              0.07             0.13              0.14             0.16

   Net Realized and Unrealized Gain (Loss)
    on Investments                                 2.55              4.52             2.55              2.91             0.37
                                                 ------            ------           ------            ------           ------

  Total from Investment Operations                 2.59              4.59             2.68              3.05             0.53
                                                ------------------------------------------------------------------------------------



  Distributions

   Distributions from Net Investment Income         .02             (0.07)           (0.13)            (0.14)           (0.15)

   Distributions from Realized Capital Gains        .00             (0.27)           (0.46)            (0.37)           (0.41)
                                                 ------            ------           ------            ------            ------

  Total Distributions                              (.02)            (0.34)           (0.59)            (0.51)           (0.56)
                                                ------------------------------------------------------------------------------------



Net Asset Value, End of Period                   $21.42            $18.85           $14.60            $12.51            $9.97
====================================================================================================================================

Total Return*                                     13.75%            31.57%           21.44%            30.75%            5.44%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)        $563,796          $456,194          $98,674           $38,117           $9,449

Ratio of Expenses to Average Net Assets**          0.79%             0.82%            0.65%             0.65%            0.65%

Ratio of Net Investment Income to Average
  Net Assets                                       0.34%             0.70%            0.96%             1.37%            1.55%

Portfolio Turnover Rate                            3.21%            17.06%           49.77%            61.32%           65.81%

Average Commission Rate                           $0.06             $0.06            $0.06             $0.06
====================================================================================================================================

  *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

** During the periods  shown,  prior to May 1, 1997,  CUNA Mutual Life Insurance
   Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.83%, 0.66%, 0.75%, and 0.85% for 1997, 1996, 1995, and 1994,
   respectively.



                                         GROWTH AND INCOME STOCK FUND OF ULTRA SERIES FUND
                                                        Financial Highlights
                                   Six Months Ended June 30, 1998 and the Year Ended December 31
                                                            (Unaudited)

                                                -------------------------- GROWTH AND INCOME STOCK FUND ----------------------------
(For a share outstanding throughout the period):  1998              1997             1996              1995             1994
                                                ------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period             $27.20            $21.32           $18.20            $15.06           $15.51
                                                 ------            ------           ------            ------           ------

Income from Investment Operations

Net Investment Income                               .17              0.31             0.34              0.37             0.32

Net Realized and Unrealized Gain (Loss)
on Investments                                     3.16              6.36             3.93              4.37            (0.04)
                                                 ------            ------           ------            ------           ------

Total from Investment Operations                   3.33              6.67             4.27              4.74             0.28
                                                ------------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.08)            (0.32)           (0.34)            (0.37)           (0.32)

   Distributions from Realized Capital Gains        .00             (0.47)           (0.81)            (1.23)           (0.40)
                                                 ------            ------           ------            ------           ------

  Total Distributions                             (0.08)            (0.79)           (1.15)            (1.60)           (0.73)
                                                ------------------------------------------------------------------------------------

Net Asset Value, End of Period                   $30.45            $27.20           $21.32            $18.20           $15.06
====================================================================================================================================

Total Return*                                     12.23%            31.42%           22.02%            31.75%            1.42%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)        $743,623          $590,135         $232,841          $102,138          $48,913

Ratio of Expenses to Average Net Assets**          0.60%             0.61%            0.65%             0.65%            0.65%

Ratio of Net Investment Income to Average
  Net Assets                                       1.17%             1.39%            1.78%             2.28%            2.19%

Portfolio Turnover Rate                            2.51%            20.39%           40.55%            57.80%           45.36%

Average Commission Rate                           $0.06             $0.06            $0.06             $0.06
====================================================================================================================================

  *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

** During the periods  shown,  prior to May 1, 1997,  CUNA Mutual Life Insurance
   Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.61%, 0.65%, 0.69%, and 0.70% for 1997, 1996, 1995, and 1994,
   respectively.




                                                 BALANCED FUND OF ULTRA SERIES FUND
                                                        Financial Highlights
                                   Six Months Ended June 30, 1998 and the Year Ended December 31
                                                            (Unaudited)


                                                --------------------------------- BALANCED FUND ------------------------------------
(For a share outstanding throughout the period):  1998              1997             1996              1995             1994
                                                ------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period             $17.02            $15.29           $14.63            $12.90           $13.70
                                                 ------            ------           ------            ------           ------

  Income from Investment Operations

   Net Investment Income                           0.29              0.62             0.58              0.55             0.52

   Net Realized and Unrealized Gain (Loss)
    on Investments                                 1.00              1.93             0.98              2.29            (0.56)
                                                 ------            ------           ------            ------            ------

  Total from Investment Operations                 1.29              2.55             1.56              2.84            (0.04)
                                                ------------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.15)            (0.63)           (0.58)            (0.55)           (0.51)

   Distributions from Realized Capital Gains       0.01             (0.19)           (0.32)            (0.56)           (0.25)
                                                 ------            ------           ------            ------            ------

  Total Distributions                             (0.14)            (0.82)           (0.90)            (1.11)           (0.76)
                                                ------------------------------------------------------------------------------------

Net Asset Value, End of Period                   $18.17            $17.02           $15.29            $14.63           $12.90
====================================================================================================================================

Total Return*                                      7.59%            16.87%           10.79%            22.27%           -0.46%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)        $388,346          $309,804         $194,725          $110,969          $67,468

Ratio of Expenses to Average Net Assets**          0.70%             0.68%            0.65%             0.65%            0.65%

Ratio of Net Investment Income to Average
  Net Assets                                       3.42%             3.81%            3.91%             4.03%            4.00%

Portfolio Turnover Rate                           18.56%            21.15%           33.48%            36.68%           28.53%

Average Commission Rate                           $0.06             $0.06            $0.06             $0.06
====================================================================================================================================

  *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

** During the periods  shown,  prior to May 1, 1997,  CUNA Mutual Life Insurance
   Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.69%, 0.65%, 0.68%, and 0.70% for 1997, 1996, 1995, and 1994,
   respectively.



                                                   BOND FUND OF ULTRA SERIES FUND
                                                        Financial Highlights
                                   Six Months Ended June 30, 1998 and the Year Ended December 31
                                                            (Unaudited)


                                                ----------------------------------- BOND FUND --------------------------------------
(For a share outstanding throughout the period):  1998              1997             1996              1995             1994
                                                ------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period             $10.54            $10.33           $10.63             $9.67           $10.58
                                                 ------            ------           ------            ------           ------

  Income from Investment Operations

   Net Investment Income                           0.33              0.29             0.65              0.60             0.59

   Net Realized and Unrealized Gain (Loss)
    on Investments                                 0.03              0.45            (0.28)             0.96            (0.90)
                                                 ------            ------           ------            ------            ------

  Total from Investment Operations                 0.36              0.74             0.37              1.56            (0.31)
                                                ------------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.16)            (0.51)           (0.64)            (0.59)           (0.59)

   Distributions from Realized Capital Gains       0.00             (0.02)           (0.03)            (0.01)           (0.01)
                                                 ------            ------           ------            ------            ------

  Total Distributions                             (0.16)            (0.53)           (0.67)            (0.60)           (0.60)
                                                ------------------------------------------------------------------------------------

Net Asset Value, End of Period                   $10.74            $10.54           $10.33            $10.63            $9.67
------------------------------------------------------------------------------------------------------------------------------------

Total Return*                                      3.36%             7.45%            2.86%            16.37%           -3.06%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)        $205,114          $188,840          $26,572           $13,725           $7,867

Ratio of Expenses to Average Net Assets**          0.55%             0.56%            0.65%             0.65%            0.65%

Ratio of Net Investment Income to Average
  Net Assets                                       6.12%             6.50%            6.25%             6.08%            6.03%

Portfolio Turnover Rate                           33.99%            30.71%           25.67%            14.74%           11.97%
====================================================================================================================================

  *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

** During the periods  shown,  prior to May 1, 1997,  CUNA Mutual Life Insurance
   Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.57%, 0.67%, 0.68%, and 0.70% for 1997, 1996, 1995, and 1994,
   respectively.



                                               MONEY MARKET FUND OF ULTRA SERIES FUND
                                                        Financial Highlights
                                   Six Months Ended June 30, 1998 and the Year Ended December 31
                                                            (Unaudited)


                                                ------------------------------ MONEY MARKET FUND -----------------------------------
(For a share outstanding throughout the period):  1998              1997             1996              1995             1994
                                                ------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period              $1.00             $1.00            $1.00             $1.00            $1.00
                                                 ------            ------           ------            ------           ------

  Income from Investment Operations

   Net Investment Income                           0.03              0.05             0.05              0.05             0.03

   Net Realized and Unrealized Gain (Loss)
    on Investments                                 0.00              0.00             0.00              0.00             0.00
                                                 ------            ------           ------            ------           ------

  Total from Investment Operations                 0.03              0.05             0.05              0.05             0.03
                                                ------------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.03)            (0.05)           (0.05)            (0.05)           (0.03)

   Distributions from Realized Capital Gains       0.00             (0.00)           (0.00)            (0.00)            0.00
                                                 ------            ------           ------            ------            ------

  Total Distributions                             (0.03)            (0.05)           (0.05)            (0.05)           (0.03)
                                                ------------------------------------------------------------------------------------

Net Asset Value, End of Period                    $1.00             $1.00            $1.00             $1.00            $1.00
====================================================================================================================================

Total Return*                                      2.53%             4.75%            5.17%             5.21%            3.34%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)         $42,693           $41,170          $21,011           $11,374           $7,799

Ratio of Expenses to Average Net Assets**          0.45%             0.50%            0.65%             0.65%            0.65%

Ratio of Net Investment Income to Average
  Net Assets                                       5.01%             5.05%            4.74%             5.17%            3.66%

Portfolio Turnover Rate                              --                --               --                --               --
====================================================================================================================================

For the Money Market Fund, the "seven-day average" yield for the seven days ended June 30, 1998, was 5.09% and the "effective" yield for that period was 5.22%.

  *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

** During the periods  shown,  prior to May 1, 1997,  CUNA Mutual Life Insurance
   Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.51%, 0.67%, 0.73%, and 0.78% for 1997, 1996, 1995, and 1994,
   respectively.



                                              TREASURY 2000 FUND OF ULTRA SERIES FUND
                                                        Financial Highlights
                                   Six Months Ended June 30, 1998 and the Year Ended December 31
                                                            (Unaudited)


                                                ------------------------------ TREASURY 2000 FUND ----------------------------------
(For a share outstanding throughout the period):  1998              1997             1996              1995             1994
                                                ------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period              $9.24             $8.64            $8.47             $7.00            $7.53
                                                 ------            ------           ------            ------            ------

  Income from Investment Operations

   Net Investment Income                           0.00              0.58             0.58              0.58             0.53

   Net Realized and Unrealized Gain (Loss)
    on Investments                                 0.29              0.02            (0.41)             0.89            (1.06)
                                                 ------            ------           ------            ------            ------

  Total from Investment Operations                 0.29              0.60             0.17              1.47            (0.53)
                                                ------------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income        0.00              0.00             0.00              0.00             0.00

   Distributions from Realized Capital Gains       0.00              0.00             0.00              0.00             0.00
                                                 ------            ------           ------            ------            ------

  Total Distributions                              0.00              0.00             0.00              0.00             0.00
                                                ------------------------------------------------------------------------------------

Net Asset Value, End of Period                    $9.53             $9.24            $8.64             $8.47            $7.00
====================================================================================================================================

Total Return*                                      3.19%             6.85%            2.10%            20.99%           -7.12%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)         $1,755            $1,701           $1,585            $1,545           $1,272

Ratio of Expenses to Average Net Assets            0.45%             0.45%            0.45%             0.45%            0.45%

Ratio of Net Investment Income to Average
  Net Assets                                       6.10%             6.56%            7.03%             7.40%            7.50%

Portfolio Turnover Rate                              --                --               --                --               --
====================================================================================================================================

  *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

                                ULTRA SERIES FUND
                          Notes to Financial Statements

(1)  Description of the Fund

     The Ultra Series Fund (the "Fund"), a Massachusetts Business Trust, is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as a diversified, open-end management investment company. The Fund is a series fund with six investment portfolios (the "funds"), each with different investment objectives and policies and each having available two separate classes of common stock with a par value of $.01 per share. Fund shares are sold and redeemed at a price equal to the shares' net asset value (note 2(b)). The assets of each fund are held separate from the assets of the other funds.

     Effective May 1, 1997, the shares of each fund were divided into Class Z and Class C Shares. Class Z Shares are offered to all insurance company separate accounts issued by, and all qualified retirement plans sponsored by, CUNA Mutual Life Insurance Company or its affiliates ("CUNA Mutual Life"). Class C Shares are offered to separate accounts of insurance companies other than CUNA Mutual Life, and to qualified retirement plans of companies not affiliated with the Fund or CUNA Mutual Life. Both classes of shares are identical in all respects except that: Class C Shares may be subject to a distribution fee (note 4); each class will have exclusive voting rights with respect to matters that affect just that class; and each class will bear a different name or designation. All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding share of each class based on the daily net asset value of shares of that class. As of June 30, 1998, no Class C Shares have been issued.


(2)  Significant Accounting Policies

     (a) Valuation of Investment Securities

         Value of securities, including call options, which are traded on exchanges are valued at the last sales price on the principal exchange as of the close of the New York Stock Exchange or 3:00 p.m. Central Standard Time, whichever is earlier, on the day the securities are being valued. Securities not traded on a stock exchange on a given day or traded over-the-counter are valued using a procedure determined in good faith to represent a fair value and which is authorized by the Board of Trustees. Pursuant to Rule 2A-7 of the 1940 Act, all money market instruments in the Money Market Fund are valued on an amortized cost basis. Money Market Instruments in the other funds are valued on an amortized cost basis if there are less than 60 days to maturity.

     (b) Share Valuation and Dividends to Shareholders

         The net asset value of the shares of each fund is determined on a daily basis based on the valuation of the net assets of the funds divided by the number of shares of the fund outstanding. Expenses, including the investment advisory, advisory/administrative, and distribution fees (note 4), are accrued daily and reduce the net asset value per share.

         Dividends on the Money Market Fund will be declared and reinvested daily in additional full and fractional shares of the Money Market Fund. Dividends of ordinary income from the Capital Appreciation Stock Fund, Growth and Income Stock Fund, Bond Fund, and Balanced Fund will be declared and reinvested quarterly in additional full and fractional shares of the respective funds. All net realized capital gains of these funds, if any, will be declared and reinvested at least annually. The Treasury 2000 Fund will utilize an annual consent dividend procedure which provides the fund with the deduction for dividends constructively paid to shareholders.

     (c) Federal Income and Excise Taxes

         The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for income or excise taxes is required. Net investment income and net realized gains (losses) for the funds may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the funds.

     (d) Security Transactions and Investment Income

         Security transactions are recorded on the trade date basis. Realized gains and losses from security transactions are reported on the identified cost basis. Interest, including amortization of premium and discount, is accrued daily and dividend income is recorded on the ex-dividend date.

     (e) Use of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3)  Purchase and Sales of Investment Securities

     The cost of  securities  purchased and the proceeds  from  securities  sold
     (including maturities, excluding short-term securities for all funds except
     Money  Market) for each fund  during the  six-month  period  ended June 30,
     1998, were as follows:
                                             Capital        Growth and                                      Money        Treasury
                                          Appreciation     Income Stock       Balanced        Bond         Market          2000
                                           Stock Fund          Fund             Fund          Fund          Fund           Fund
                                          ------------     ------------       --------        ----         ------        --------
     Total costs of securities purchased   $63,719,284     $107,157,165    $123,344,644   $91,662,933   $136,914,740    $      --
                                            ==========      ===========     ===========    ==========    ===========     ========
     Total proceeds received on security
     sales and principal paydowns         $192,336,231     $183,211,095    $194,907,817  $127,044,535   $136,473,266    $      --
                                           ===========      ===========     ===========    ==========    ===========     ========


(4)  Transactions with Affiliates

     Fees and Expenses

     The Fund has entered into an investment advisory agreement with CIMCO Inc. (the "Investment Adviser"), an affiliated company. For the four-month period ended April 30, 1997, the Investment Adviser received monthly advisory or advisory/ administrative fees, based on average daily net assets, at an annual rate of .5 percent of the Capital Appreciation Stock, Growth and Income Stock, Balanced, Bond and Money Market Funds and .45 percent of the Treasury 2000 Fund. On May 1, 1997, a new advisory agreement with the Investment Advisor changed this fee structure and provides for a different fee for each portfolio within the Fund. The fees, paid monthly, are calculated as a percentage of the average daily net assets for each portfolio at the following annual rates:

              Capital Appreciation Stock             0.80%
              Balanced                               0.70%
              Growth and Income Stock                0.60%
              Bond                                   0.55%
              Money Market                           0.45%
              Treasury 2000                          0.45%

     Under the new unitary fee structure, the Investment Adviser is responsible for providing or obtaining services and paying certain expenses including custodian fees, transfer agent fees, pricing costs, and accounting and legal fees as indicated in the investment advisory agreement.

     In addition to the unitary investment advisor fee, each fund also pays certain expenses including trustees fees, brokerage commis-sions, interest expense, audit fees, and other extraordinary expenses.

     For the four-month period ended April 30, 1997, the Investment Adviser was required to reimburse the funds for the amount, if any, by which the aggregate expenses of any fund (including the Investment Adviser's fee, but excluding brokerage commissions, interest, taxes, and extraordinary expenses) in any calendar year exceed 2.0 percent of the average daily net assets of the funds. In addition, for the four-month period ended April 30, 1997, CUNA Mutual Life has voluntarily agreed to reimburse the Capital Appreciation Stock, Growth and Income Stock, Balance, Bond and Money Market Funds for ordinary business expenses in excess of .65 percent (of which .5 percent is the advisory fee and .15 percent is general and administrative expenses) of the average daily net assets of these funds. Also, for the four-month period ended April 30, 1997, the Investment Advisor has agreed to assume responsibility for providing all administrative services and paying all ordinary business expenses of the Treasury 2000 Fund which exceed .45 percent (all of which is the advisory/administrative fee) of average daily net assets. Currently, CUNA Mutual Life and CUNA Mutual Insurance Society, affiliated companies, are providing administrative services on behalf of the Investment Advisor.

     All capital shares outstanding at June 30, 1998, are owned by separate investment accounts of CUNA Mutual Life.

     Certain officers and directors of the Fund are also officers of CUNA Mutual Life or CIMCO Inc. During the six-month period ended June 30, 1998, the Fund made no direct payments to its officers and paid trustees' fees of approximately $7,924 to its unaffiliated trustees.

     Distribution Plan

     All shares are distributed through CUNA Brokerage Service, Inc.("CBS"), and affiliated company, or other registered broker-dealers authorized by CBS. Class C Shares may also be subject to an asset-based distribution fee pursuant to Rule 12b-1 under the 1940 Act, equal to not more than 0.25%, on an annual basis, of the average value of the daily net assets of each series of the Fund attributable to Class C Shares on an annual basis.


(5)  Share Activity

     Transactions  in Class Z Shares of each fund for the year ended  December 31, 1997 and for the six-month  period ended June 30,
     1998, were as follows:

                                                   Capital      Growth and                                    Money        Treasury
                                                Appreciation   Income Stock      Balanced         Bond        Market         2000
                                                 Stock Fund        Fund            Fund           Fund        Fund           Fund
                                                ------------   ------------      --------         ----        ------       --------
     Shares outstanding at December 31, 1996      6,759,264    10,919,647      12,737,422      2,573,070    21,010,987      183,351

     Shares sold, including reinvestment
            of dividends                         17,535,010    10,850,472       5,705,061     15,479,381    58,801,364          787

     Shares repurchased                             (93,915)      (77,316)       (243,133)      (143,139)  (38,642,199)          --
                                                  ---------     ---------       ---------      ---------    ----------      -------
     Shares outstanding at December 31, 1997     24,200,359    21,692,803      18,199,350     17,909,312    41,170,152      184,138

     Shares sold, including reinvestment
            of dividends                          2,137,755     2,861,358       3,302,102      1,353,189    20,357,894           --

     Shares repurchased                             (17,794)     (131,583)       (131,416)      (156,370)  (18,834,842)          --
                                                  ---------     ---------       ---------      ---------    ----------      -------
     Shares outstanding at June 30, 1998         26,320,320    24,422,578      21,370,036     19,106,131    42,693,204      184,138
                                                  ---------     ---------       ---------      ---------    ----------      -------

                                ULTRA SERIES FUND
                              Officers and Trustees


OFFICERS

Michael S. Daubs, President
Lawrence R. Halverson, Vice President/Secretary
Michael G. Joneson, Chief Accounting Officer, Treasurer and Assistant Secretary Robert M. Buckingham, Chief Financial Officer/Assistant Secretary


 BOARD OF TRUSTEES

 Gwendolyn M. Boeke
 Michael S. Daubs
 Alfred L. Disrud
 Lawrence R. Halverson
 Keith S. Noah
 Thomas C. Watt